Exhibit 4.51

A320 NEO FAMILY

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

XIAMEN AIRLINES

as Buyer

Reference: [***]

[***] Certain identified information has been excluded from the exhibit because it is both not material and is the type that China Southern Airlines Company Limited treats as private or confidential.

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CONTENTS

CLAUSES	TITLES

1	DEFINITIONS AND INTERPRETATION
2	SALE AND PURCHASE
3	SPECIFICATION
4	CERTIFICATION
5	PRICES AND PRICE REVISION
6	PAYMENTS
7	INSPECTIONS AND TECHNICAL ACCEPTANCE
8	DELIVERY
9	DELAYS
10	ASSIGNMENTS AND TRANSFERS
11	DEFAULT AND REMEDIES
12	COMPLIANCE, [***]
13	NOTICES
14	CONFIDENTIALITY
15	LAW AND JURISDICTION
16	MISCELLANEOUS

EXHIBIT A	LIST OF BUYER CHANGES
EXHIBIT B	PART 1 - AIRBUS PRICE REVISION FORMULA
PART 2 - PROPULSION SYSTEMS PRICE REVISION FORMULAS
EXHIBIT C	DELIVERY SCHEDULE
EXHIBIT D	FORM OF CERTIFICATE OF ACCEPTANCE
EXHIBIT E	FORM OF BILL OF SALE

APPENDIX 1	BUYER FURNISHED EQUIPMENT
APPENDIX 2	WARRANTIES AND PATENT INDEMNITY
APPENDIX 3	CUSTOMER SUPPORT

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A320 NEO FAMILY PURCHASE AGREEMENT

This Agreement is made on __________ 2022

Between

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”);

and

XIAMEN AIRLINES, a company registered under the law of the People’s Republic of China, with its principal place of business at No. 22 Dailiao Road, Huli District, Xiamen City, People’s Republic of China (the “Buyer”),

The Buyer and the Seller may be referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

WHEREAS, subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS.

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1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In addition to words and terms defined in this Agreement, capitalised words and terms used in this Agreement and any appendix hereto shall have the meaning set out below:

“A319 NEO Aircraft” or “A319 NEO” means [***].

“A319 NEO Standard Specification” means [***].

“A320 NEO Aircraft” or “A320 NEO” means [***].

“A320 NEO Standard Specification” means [***].

“A321 NEO Aircraft” or “A321 NEO” means [***].

“A321 NEO Standard Specification” means [***].

[***].

“Additional Training Proposal” has the meaning set out in Clause 4.3.5 of Appendix 3.

“Affiliate” means, with respect to any natural or legal person, another natural or legal person directly or indirectly Controlling, Controlled by or under common Control with such person.

“Agreement” means this A320 NEO Family purchase agreement made between the Seller and the Buyer, including its Exhibits, Appendices and Schedules which shall form an integral part thereof.

“Airbus On-Board Certified Software” means Airbus Part 125 and/or FAR 125 certified software installed on board an Aircraft at Delivery and bearing a part number of the Seller (excluding any software embedded in any component, furnishing or equipment installed on the Aircraft which itself bears a part number).

“Airbus BFE Product Catalogue” means the Seller’s catalogue which sets out the items of Buyer Furnished Equipment and their associated BFE Suppliers which have been approved by the Seller for the purposes of the installation of BFE on Airbus aircraft.

“Airbus Generic Manuals” means the Technical Data that are common to all Airbus aircraft.

[***] is set out in Part 1 of Exhibit B.

“Aircraft” means, as the context may require, any or all of the A319 NEO Aircraft, A320 NEO Aircraft and A321 NEO Aircraft delivered or to be delivered under this Agreement, including any part, component, furnishing, software or equipment (including the Propulsion Systems) incorporated in or installed on such Aircraft at Delivery, and including BFE, if any, subject to the conditions set out in Appendix 1.

“Aircraft Training” means any flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, and maintenance support, maintenance training (including practical training), training support of any kind, in each case performed on aircraft and provided to the Buyer pursuant to this Agreement.

“Airframe” means an Aircraft excluding the Propulsion Systems.

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[***] has the meaning set out in Clause 5.1.1.

“AirbusWorld” means the Seller’s customer portal as further defined in the GTC.

“AOG” means aircraft-on-ground.

[***]

“Aviation Authority” means, in respect of any jurisdiction, the entity which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

“Balance of the [***]” has the meaning set out in Clause 6.4.

[***] has the meaning set out in Clause 1 of Part 1 of Exhibit B.

“Beyond Economic Repair” has the meaning set out in Clause 1.1.7.3 of Appendix 2.

“BFE Data” has the meaning set out in Clause 2.3.2 of Appendix 3.

“BFE Engineering Definition” means, for each BFE, a written detailed engineering definition including (a) the dimensions and weight of such BFE and the information necessary for its installation and operation on each Aircraft, (b) 3D models compatible with the Seller’s systems (if applicable), and (c) a Declaration of Design and Performance.

“BFE Process” means the process to be followed by the Buyer with respect to the selection, definition, delivery and installation of BFE on Airbus aircraft, as set out in Appendix 1.

“BFE Supplier” means a supplier of BFE listed in the Airbus BFE Product Catalogue.

“Bill of Sale” means the bill of sale for an Aircraft in the form set out in Exhibit E.

“Browser” has the meaning set out in Clause 2.2.3 of Appendix 3.

“Business Day” means:

a)	any day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in (i) France and (ii) the People’s Republic of China; and

b)	where used in relation to a payment, any day on which commercial banks are open for business in (i) France, (ii) the People’s Republic of China and (iii) New York.

“Buyer’s Account” means the bank account of the Buyer specified in Clause 12.3.

“Buyer Change(s)” has the meaning set out in Clause 3.2.1.

[***] has the meaning set out in Clause 5.1.2.

“Buyer Event of Default” has the meaning set out in Clause 11.2.

“Buyer Furnished Equipment” or “BFE” means the items of equipment to be installed on Aircraft which are identified in the Specification as being furnished by the Buyer.

“Buyer’s Goods and Services Account” means the Buyer’s account with the Seller for the purchase of Goods and Services.

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“Buyer Manhours” means the manhours specified in the relevant Seller documentation (excluding any manhours required for maintenance work concurrently being carried out on the Aircraft or on the Warranted Part) as being required to:

a)	remove a Warranted Part from an Aircraft and reinstall it thereon; and

b)	for the Inhouse Warranty, disassemble, inspect, repair or modify, reassemble, perform the final inspection and test a Warranted Part.

“Buyer Party” means the Buyer and/or any of its Affiliates.

“Buyer Related Person” means the directors, officers, agents, employees, representatives and subcontractors of the Buyer.

“Buyer Third Party” has the meaning set out in Clause 2.8 of Appendix 3.

“Central Bank Rate” means the lower bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York.

“Certificate of Acceptance” means the certificate of acceptance for an Aircraft in the form set out in Exhibit D.

[***]

[***] has the meaning set out in Clause 5.1.3.

“Commercial Information” has the meaning set out in Clause 14.2.

“Contractual Definition Freeze” or “CDF” means the finalization of the Specification of the Aircraft, as further described in Clause 3.4.

“Contractual On-Dock Dates” has the meaning set out in Clause 1 of Appendix 1.

“Control” means, in respect of a natural or legal person, the power of another natural or legal person to direct the affairs and/or control the composition of the board of directors or equivalent body of the first natural or legal person and the terms “Controlling” and “Controlled” shall be construed accordingly.

“Country of Registration” has the meaning set out in Clause 4.1.2.

“Critical Design Review” or “CDR” means the final review of the definitive design of a BFE to ensure the compliance of its functional and technical design with both the Seller’s technical specification and the Buyer’s definition, prior to release for production and testing activities.

“Customer Inspection Procedure” has the meaning set out in Clause 7.1.

“Customisation Milestone Chart” or “CMC” has the meaning set out in Clause 3.4.1.

“Customer Order Desk” means the Seller’s order desk, which manages all customer orders for Material.

“Customer Services Catalogue” or “CSC” means the then current customer services e-catalogue available on AirbusWorld.

“Customer Support” has the meaning set out in Clause 1 of Appendix 3.

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“Customised Technical Data” means the Technical Data that are customised to integrate the specificities of the configuration of the Buyer’s fleet, as known at the date of issuance thereof.

“Declaration of Design and Performance” means the documentation provided by a BFE Supplier confirming that the corresponding equipment meets the requirements of its technical specification and of the Seller’s Interface Documentation.

“Default Rate” [***]

“Delivered At Place” or “DAP” has the meaning set out in the Incoterms 2020 publication issued by the International Chamber of Commerce.

“Delivery” means the transfer of title to an Aircraft by the Seller to the Buyer in accordance with Clause 8.2.

“Delivery Location” means, in respect of an Aircraft, the location of the facilities of the Seller where Delivery of such Aircraft shall occur.

“Delivery Schedule” means the schedule of deliveries of Aircraft set out in Exhibit C and as may be amended and/or replaced from time to time in accordance with this Agreement.

“Demonstration Flight” has the meaning set out in Clause 7.2.3.1.

“Development Changes” has the meaning set out in Clause 3.2.2.

“Direct Labour Costs” means the amount obtained by multiplying the Buyer Manhours by the Inhouse Warranty Labour Rate.

“Direct Material Costs” means the net prices at which the Buyer acquired the material to perform an Inhouse Warranty (excluding any parts and materials used for maintenance performed in parallel to the Inhouse Warranty repair).

“EASA” means the European Aviation Safety Agency or any successor thereof.

“EULA” means the conditions applicable to the use of Airbus on-ground software as set out in the CSC.

“Envelope Manuals” means the Technical Data that are common to all Airbus aircraft of the same type.

“Expedite Service” has the meaning set out in Clause 5.1 of Appendix 3.

“Excusable Delay” has the meaning set out in Clause 9.1.1.

“Export Airworthiness Certificate” means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location in respect of an Aircraft.

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“Extrinsic Force” means an external force that is not expected to be encountered in the normal day-to-day operation of aircraft, including foreign object damage, hard landing and operation otherwise than in accordance with the Aircraft Flight Manual.

“Failure” means a defect of any Item that is expected by the Seller to occur on Airbus aircraft on a fleet-wide basis and that materially impairs such Item.

[***] has the meaning set out in Clause 5.2.

“First Article Inspection” or “FAI” means the inspection of the first shipset of a BFE to ensure the full compliance of such equipment with its specification and with the Buyer’s requirements, to allow serial production.

“Flight Cycle” means one (1) take-off and landing of an Aircraft, and for this purpose “take-off and landing” shall include “touch and go” take-offs and landings.

“Flight Hour” means each hour or part thereof elapsing from the moment at which the wheels of an Aircraft leave the ground upon take-off until the wheels of such Aircraft touch the ground upon the landing of such Aircraft following such take-off.

“GDPR” has the meaning set out in Clause 16.11.

“General Terms and Conditions of Access to and Use of AirbusWorld” or “GTC” means the terms and conditions relating to the access and use of AirbusWorld to be entered into between the Parties on or about the date of this Agreement.

“Goods and Services” means any goods and services that may be purchased by the Buyer from the Seller or its wholly owned subsidiaries, excluding aircraft.

“Gross Negligence” means any act or omission done with intent to cause damage or done recklessly and with knowledge that damage would probably result.

“Ground Training” means all training courses performed in classrooms, simulator sessions, field trips and any other training products and services provided by the Seller to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training.

[***] has the meaning set out in Clause 12.1.

“Immovable BFE” has the meaning set out in Clause 5 of Appendix 1.

“Indemnitee” has the meaning set out in Clause 7.4.2.

“Indemnitor” has the meaning set out in Clause 7.4.2.

“Inhouse Warranty” has the meaning set out in Clause 1.1.7 of Appendix 2.

“Inhouse Warranty Labour Rate” means an agreed labour rate of [***], revised in accordance with Schedule 2 to Appendix 2.

“Insolvency Event” has the meaning set out in Clause 11.1.

“Insolvent Party” has the meaning set out in Clause 11.1.

“Interface Documentation” means a document provided by the Seller to the Buyer and/or the BFE Supplier(s) and including the interface documentation or any other specification document provided by the Seller, as applicable, and all the relevant certification requirements for BFE, as amended from time to time.

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“Interface Issue” has the meaning set out in Clause 1.4 of Appendix 2.

“Initial Provisioning” has the meaning set out in Clause 5.2 of Appendix 3.

“Initial Provisioning Conference” has the meaning set out in Clause 5.2.1 of Appendix 3.

“Initial Provisioning Material” has the meaning set out in Clause 5.2.1 of Appendix 3.

“Initial Provisioning Period” has the meaning set out in Clause 5.2 of Appendix 3.

“Initial Technical Coordination Meeting” or “ITCM” means the initial meeting relative to the cabin definition, including specifically BFE, during which the Buyer’s main requirements and the technical constraints are captured, in order to launch the development of the cabin and the corresponding BFE.

“Instructors” means the instructors, pilots or other personnel of the Seller providing training support services under Clause 4 of Appendix 3.

“IP Claim” has the meaning set out in Clause 2.2.1 of Appendix 2.

“Item” means any item listed in Schedule 1 of Appendix 2.

[***]

“Losses” means any losses, liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees).

“Major BFE” has the meaning set out in Clause 6.1 of Appendix 1.

“Manufacturer Development Change” has the meaning set out in Clause 3.2.2.2.

“Manufacturing Facilities” means the various manufacturing facilities of the Seller, its Affiliates and any sub-contractor, where each Airframe and/or any sub-assembly of the Airframe (in each case excluding BFE) are manufactured or assembled.

“Manufacturer Specification Change Notice” or “MSCN” means the document issued by the Seller in respect of a Manufacturer Development Change or a Regulatory Change in accordance with Clause 3.

“Material” means Seller Spare Parts, Supplier Spare Parts as well as ground support equipment and specific-to-type tools of both the Seller and certain suppliers (but excludes Propulsion Systems, parts thereof, and engine exchange kits, as well as Buyer Furnished Equipment).

“Maximum Amount” has the meaning set out in Clause 1.1.7.3 of Appendix 2.

“Minor Development Change” has the meaning set out in Clause 3.2.2.1.

“NEO Aircraft” means, as the context may require, any or all Airbus A319 NEO Aircraft, A320 NEO Aircraft and A321 NEO Aircraft.

“Non-Excusable Delay” has the meaning set out in Clause 9.2.1.

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“Notice” means any notice or request to be made under or in connection with this Agreement pursuant to Clause 13.

“Order” means any purchase order placed by the Buyer for any order of Material, whether placed in the frame of Initial Provisioning, replenishment or on an expedite basis.

“Other Agreement” has the meaning set out in Clause 11.2.

“Other Part” means any Supplier Part, the Propulsion Systems, any Buyer Furnished Equipment and any component, equipment, accessory, or part installed on an Aircraft at Delivery which is not a Warranted Part.

“Performance Engineer’s Programmes Package” or “PEP Package” means a set of performance computation modules for the aircraft type covered under this Agreement including software components, databases and consultation tools.

“Period of Non-Excusable Delay” has the meaning set out in Clause 9.2.3.

“Preliminary Design Review” or “PDR” means the review to validate the concepts of the Buyer’s cabin, including specifically BFE, prior to the launching of the detailed design.

“Predelivery Payment(s)” means the payment(s) determined in accordance with Clause 6.3.

“Predelivery Payment Reference Price” or “PDPRP” means the Predelivery Payment reference price determined in accordance with the formula set out in Clause 6.3.1.

“Pre-Provisioning Meeting” has the meaning set out in Clause 5.2.1 of Appendix 3.

“Propulsion Systems” has the meaning set out in Clause 3.3.

[***] has the meaning set out in respectively Clauses 5.1.4 and 5.1.5.

“Propulsion Systems Manufacturer” means the manufacturer of the Propulsion Systems as selected in accordance with Clause 3.3.

[***] is set out in Part 2 to Exhibit B.

[***] has the meaning set out in respectively Clauses 5.1.4 and 5.1.5.

“Provisioning Data” has the meaning set out in Clause 5.2.2 of Appendix 3.

“Ready for Delivery” means, in respect of any Aircraft, the date on which:

a)	the Technical Acceptance Process has been completed in accordance with Clause 7.2 in respect of such Aircraft; and

b)	all technical conditions required for the issuance of the Statement of Conformity and, if applicable, the Export Airworthiness Certificate in respect of such Aircraft have been satisfied.

“Regulatory Change(s)” has the meaning set out in Clause 4.2.2.

“Relevant Amounts” has the meaning set out in Clause 11.3.3.

“Relevant Period” has the meaning set out in Clause 9.2.1.

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“Removable BFE” has the meaning set out in Clause 5 of Appendix 1.

“Replacement Part” has the meaning set out in Clause 1.1.6.3 of Appendix 2.

“Retention Period” has the meaning set out in Clause 1.1.7.4 of Appendix 2.

“Returned Part” has the meaning set out in Clause 1.1.6.3 of Appendix 2.

“Revision Service Period” has the meaning set out in Clause 2.1 of Appendix 3.

[***].

[***].

[***].

[***].

“SB Report” has the meaning set out in Clause 2.4 of Appendix 3.

“Scheduled Delivery Month” has the meaning set out in Exhibit C.

“Scheduled Delivery Period” means, as the case may be, the calendar year, half-year, quarter or month specified in the Delivery Schedule set out in Exhibit C corresponding to the period during which an Aircraft shall be Ready for Delivery:

a)	as each is in effect with the passage of time and pursuant to the notifications made by the Seller in accordance with Exhibit C; and

b)	as may be amended from time to time pursuant to the provisions of this Agreement.

“Seller’s Account” means the bank account of the Seller specified in Clause 6.1.

“Seller Party” means the Seller and/or any of its Affiliates.

“Seller Related Person” means the directors, officers, agents, employees, representatives and subcontractors of the Seller.

“Seller Representative(s)” means the representatives of the Seller referred to in Clause 3 of Appendix 3.

“Seller Service Bulletin” or “Seller SB” means a document issued by the Seller (as aircraft manufacturer) (excluding service bulletins relating to Supplier topics) to all operators of an aircraft type, notifying them of a modification to the design of, or the need to inspect, or perform an upgrade on, a delivered aircraft to either maintain its level of safety or improve the operation of such aircraft type.

“Seller Spare Parts” means spare parts bearing a part number of the Seller and manufactured by the Seller or its licensees.

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“Seller Training Centre” means one of the Seller’s training centres, including those in Blagnac (France), Hamburg (Germany), Miami (U.S.A.), Beijing (People’s Republic of China) or any other training centre that the Seller may open in the future.

“Service Life Policy” has the meaning set out in Clause 1.2.1 of Appendix 2.

“Source Inspection” or “SI” means the inspection of each shipset of BFE occurring prior to shipping of such BFE by the BFE Supplier.

“Spare Parts Price Catalogue(s)” means the then current Spare Parts Price e-Catalogue of the Seller or an Affiliate of the Seller available on AirbusWorld.

“Specification” means the Standard Specification as amended and supplemented by all applicable SCNs and MSCNs executed pursuant to Buyer Changes, Development Changes and Regulatory Changes.

“Specification Change Notice” or “SCN” means the document evidencing an agreement between the Parties in respect of a Buyer Change to amend or supplement the Standard Specification in accordance with Clause 3.2.

“SPSA Application” means the application available on AirbusWorld, which provides the Buyer with access to the Supplier Support Conditions.

“Standard Specification” means, as the context may require, any and all of the A319 NEO Standard Specification, A320 NEO Standard Specification and the A321 NEO Standard Specification.

“Start Date” has the meaning given in Clause 9.2.1.

“Statement of Conformity” means, in respect of an Aircraft, a statement of conformity issued by the Aviation Authority of the Delivery Location in respect of such Aircraft.

“Substitute Index” has the meaning set out in Clause 5.2 of Exhibit B.

“Supplier” means any supplier of Supplier Parts with whom the Seller has entered into Supplier Support Conditions.

“Supplier Part” means any component, equipment, accessory, software or part installed in an Aircraft at the time of Delivery which is included in a Supplier Support Conditions. For the sake of clarity, Propulsion Systems, Buyer Furnished Equipment and other equipment selected by the Buyer and provided by suppliers with whom the Seller has no existing warranty arrangements are not Supplier Parts.

“Supplier Spare Parts” means either supplier Repairable Line Maintenance Parts or supplier Expendable Line Maintenance Parts (as each defined in SPEC 2000).

“Supplier Support Conditions” or “SSC” means the agreement between the Seller and a Supplier, based on the conditions set out in the “World Airlines Support Guide”, which includes warranties, and when applicable, service life policies for a Supplier Part.

“Taxes” means any present or future tax, duty, withholding, deductions, levy, impost, stamp, fee or charge of any kind imposed by any taxing or other governmental authority together with any penalties, fines and interest thereon.

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“Technical Acceptance Process” has the meaning set out in Clause 7.2.1.

“Technical Data” means the flight operations and maintenance engineering technical data and PEP Package necessary to operate and maintain the Aircraft, as set out in Schedule 1 of Appendix 3 and as more precisely listed in the then current CSC.

“Term” means the period commencing on the date of this Agreement and continuing for as long as at least five (5) aircraft of the model of the Aircraft are operated in commercial air transport service, of which at least one (1) by the Buyer.

“Third Party Entity” has the meaning set out in Clause 1.8 of Appendix 2.

“Third Party License” has the meaning set out in Clause 2.8 of Appendix 3.

“Training Allowances” means the training support and services provided by the Seller to the Buyer under this Agreement, as set out in Schedule 2 Appendix 3.

“Training Centre” has the meaning set out in Clause 4.2.1 of Appendix 3.

“Training Conference” has the meaning set out in Clause 4.1.2 of Appendix 3.

“Training Conference Proposal” has the meaning set out in Clause 4.3.5 of Appendix 3.

“Type Certificate” has the meaning set out in Clause 4.1.1.

“USD” means United Sates Dollar(s).

“Validation of Type Certificate” or “VTC” has the meaning set out in Clause 4.1.2.

“VAT” means value added tax.

“Warranted Part(s)” means any component, equipment, accessory, Airbus On-Board Certified Software or part which is installed on an Aircraft at Delivery and that bears a part number of the Seller at the time of Delivery of such Aircraft.

“Warranty Claim” has the meaning set out in Clause 1.1.5.1 of Appendix 2.

“Warranty Period” has the meaning set out in Clause 1.1.3 of Appendix 2.

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1.2	Interpretation

In this Agreement, unless the context otherwise requires:

a)	clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement;

b)

references to Clauses, Appendices, Exhibits or Schedules are to be construed as references to the clauses, appendices, exhibits or schedules to this Agreement and references to this Agreement include its Appendices, Exhibits and Schedules;

c)	words importing the plural shall include the singular and vice versa;

d)

rank numbers, manufacturer serial numbers (or MSN), fleet serial numbers (or FSN) or any other internal or external designation or reference used for convenience to designate a particular aircraft as an Aircraft to which any provision of this Agreement refers shall have no separate contractual force or effect;

e)

references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, government, association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality), unincorporated body of persons and any state or agency of a state;

f)	the term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods;

g)	technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the aircraft manufacturing industry;

h)	references to days other than Business Days shall be construed as references to calendar days;

i)	any notice, notification or request to be made in this Agreement shall be in writing and shall comply with the requirements set out in Clause 13;

j)	with respect to any USD amounts in this Agreement, if there is any inconsistency between the amounts set out in figures and in letters, the amount set out in letters shall prevail.

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2.	SALE AND PURCHASE

Subject to the terms and conditions contained in this Agreement:

a)	the Seller shall sell and deliver and the Buyer shall purchase and take delivery of the Aircraft specified in the Delivery Schedule;

b)	the Seller shall install Buyer Furnished Equipment on Aircraft in accordance with the provisions set out in Appendix 1;

c)	the Seller shall provide to the Buyer the warranty and service life policy, and the patent and copyright indemnity set out in Appendix 2; and

d)	the Seller shall provide to the Buyer the customer support services set out in Appendix 3.

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3.	SPECIFICATION

3.1	Aircraft Specification

3.1.1	Each Aircraft shall be manufactured in accordance with its Specification.

3.1.2	The applicable standard design weights (Maximum Take-off Weight (‘’MTOW”) Maximum Landing Weight (‘MLW’) and Maximum Zero Fuel Weight (“MZFW”)) of the Aircraft are the following:

	MTOW	MLW	MZFW
A319 NEO Aircraft	[***]	[***]	[***]
A320 NEO Aircraft	[***]	[***]	[***]
A321 NEO Aircraft	[***]	[***]	[***]

3.2	Specification Changes

3.2.1	Buyer Changes

[***]

3.2.2	Development Changes

[***]

3.2.2.1	Minor Development Changes

[***]

3.2.2.2	Manufacturer Development Changes

[***]

3.2.3	Regulatory Changes

[***]

3.3	Propulsion Systems

Each Aircraft shall be equipped with a set of two (2) of one of the following engine types (the “Propulsion Systems”), manufactured by one of the following Propulsion System Manufacturers: CFM International, Inc (“CFM”) or International Aero Engines, LLC (“IAE LLC”).

	CFM	IAE LLC
A319 NEO Aircraft	[***]	[***]
A320 NEO Aircraft	[***]	[***]
A321 NEO Aircraft	[***]	[***]

*	AET means Airbus Equivalent Thrust

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If the Buyer has not selected the Propulsion Systems by the date of this Agreement, then such selection shall be notified in writing to the Seller by the Buyer, no later than the first day of [***] prior to the Scheduled Delivery Period of the Aircraft of a certain type scheduled to be delivered the first.

The Buyer shall be responsible for entering into direct discussions with the Propulsion Systems Manufacturer with respect to support services and commercial terms relating to the Propulsion Systems.

3.4	Customisation Milestones

3.4.1	Customisation Milestones Chart

No later than [***] prior to the commencement of the Scheduled Delivery Period of the Aircraft scheduled to be delivered first, the Seller shall provide a customisation milestones chart (the “Customisation Milestone Chart” or “CMC”) to the Buyer. The CMC sets out the date(s) by which decisions or actions by the Buyer in respect of the customization of such Aircraft are required to be made or taken in order to achieve a Contractual Definition Freeze which will enable the Seller to manufacture and deliver such Aircraft in accordance with this Agreement. The CMC shall be valid for all Aircraft, subject to the paragraph below.

[***]

3.4.2	Compliance with Customisation Milestones

[***]

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4.	CERTIFICATION

4.1	Type Certification

4.1.1

The Seller confirms it has obtained the relevant type certificate for the A319 NEO, A320 NEO and A321 NEO aircraft types under European Aviation Safety Agency (EASA) regulations (the “Type Certificate”).

4.1.2	[***]

4.2	Statement of Conformity and Export Airworthiness Certificate

4.2.1	Each Aircraft shall be delivered to the Buyer with a Statement of Conformity and, if applicable, an Export Airworthiness Certificate for export of such Aircraft to the Country of Registration.

[***]

4.2.2	[***]

4.3	Other certificates or approvals

[***]

4.4	Costs of Certification

[***]

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5.	PRICES AND PRICE REVISION

5.1	[***] Prices

5.1.1	[***]

The [***] (as such Airframe is set out in the Standard Specification) (excluding any Buyer Furnished Equipment) (the [***]) is:

A319 NEO [***]	[	***]
A320 NEO [***]	[	***]
A321 NEO [***]	[	***]

5.1.2	[***]

The [***] of all Buyer Changes listed in Exhibit A (the [***]) is:

A319 NEO [***]	[	***]
A320 NEO [***]	[	***]
A321 NEO [***]	[	***]

5.1.3	[***]

The [***] is:

[***]	[	***]

5.1.4	[***] of CFM LEAP-1A Propulsion Systems

The [***] of the CFM LEAP-1A Propulsion Systems (each a [***]) is:

CFM LEAP-[***]	[	***]
CFM LEAP-[***]	[	***]
CFM LEAP-[***]	[	***]

Such [***] are calculated on the basis of the following [***], corresponding to a theoretical delivery in January 2010 (each a [***]):

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CFM LEAP-[***]	[	***]
CFM LEAP-[***]	[	***]
CFM LEAP-[***]	[	***]

5.1.5	[***]of IAE LL C PW1100G-JM Propulsion Systems

The [***] of the IAE LLC PW1100G-JM Propulsion Systems (each a [***]) is:

IAE LLC [***]	[	***]
IAE LLC [***]	[	***]
IAE LLC [***]	[	***]

Such [***] are calculated on the basis of the following [***], corresponding to a theoretical delivery in January 2010 (each a [***]):

IAE LLC [***]	[	***]
IAE LLC [***]	[	***]
IAE LLC [***]	[	***]

5.1.6	Each of the [***], the [***], the [***] and the [***] have been calculated on the basis of a theoretical delivery in January 2020.

5.2	[***]

The price of each Aircraft payable by the Buyer on or prior to Delivery (the [***]) shall be the aggregate of:

a)	the [***] as revised in accordance with Clause 5.3.1; and

b)	the [***] as revised in accordance with Clause 5.3.1, if applicable;

c)	the [***] of all SCNs and MSCNs applicable to the Airframe as revised in accordance with Clause 5.3.1; and

d)	the [***] as revised in accordance with Clause 5.3.2; and

e)	the [***] of all SCNs and MSCNs applicable to the Propulsion Systems as revised in accordance with Clause 5.3.2; and

f)	[***]

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5.3	Price Revision

5.3.1	Revision of [***]

For each Aircraft, the [***], the [***], if applicable, and the [***] of all SCNs and MSCNs applicable to the Airframe shall be revised in accordance with the [***] up to and including the month of Delivery of such Aircraft.

5.3.2	Revision of [***]

For each Aircraft, the [***] and the [***] of all SCNs and MSCNs applicable to the Propulsion Systems shall be revised in accordance with the [***] up to and including the month of Delivery of such Aircraft.

5.3.3	Propulsion Systems Manufacturer Modifications

The [***], the [***] of the SCNs and MSCNs applicable to the Propulsion Systems, the Propulsion Systems designation(s) and the [***] are based on information received from the Propulsions Systems Manufacturer and may be modified by such Propulsion Systems Manufacturer at any time prior to the Delivery of an Aircraft. Any such modification made by the Propulsion Systems Manufacturer shall be automatically incorporated into this Agreement which shall be amended accordingly.

5.4	Taxes

5.4.1	Amounts payable by the Buyer under this Agreement do not include any value added tax (“VAT”), sales tax and/or other similar tax. If such taxes are applicable, then they shall be paid by the Buyer.

5.4.2

The Seller shall pay all other Taxes in connection with the manufacture and assembly of each Aircraft and any parts installed on or data incorporated on such Aircraft (except for Buyer Furnished Equipment).

5.4.3

The Buyer shall pay any and all Taxes not assumed by the Seller under Clause 5.4.2 (including any duties upon or in connection with the importation or registration of Aircraft in any country) except for Taxes imposed on the Seller’s income.

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6.	PAYMENTS

6.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the [***] and any other amount owed by the Buyer to the Seller under this Agreement to the following bank account:

Beneficiary Name:	AIRBUS
Account identification:	[***]
with	[***]
SWIFT:	[***]
ABA:	[***]
Address:	[***]

or to such other bank account as may be notified by the Seller to the Buyer from time to time.

6.2	Intentionally Left Blank

6.3	Predelivery Payments

6.3.1	[***]

6.3.2	[***]

For the purposes of this Clause 6.3, the Scheduled Delivery Period shall refer to the Delivery Schedule set out in Exhibit C as at the date of this Agreement.

If the application of the above schedule results in any Predelivery Payment(s) falling due prior to the date of signature of this Agreement, then such Predelivery Payments shall be paid on the date of this Agreement.

6.3.3

Any Predelivery Payment received by the Seller in respect of an Aircraft shall constitute an instalment of the [***] of such Aircraft, which is due and payable by the relevant dates set out in Clause 6.3.2 above. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof.

6.3.4	Specification Change Notice Predelivery Payments

At the date of this Agreement, the Parties have agreed a list of Buyer Changes and the Buyer Changes Base Price as set out in Exhibit A.

If the sum of the [***] set out in all SCNs agreed and MSCNs issued in both cases at the time of the Contractual Definition Freeze of the Aircraft scheduled to be delivered first (calculated on the basis of a theoretical delivery in January 2020) exceeds the [***], then the Seller may require the payment, and the Buyer shall pay, an additional Predelivery Payment for each Aircraft which shall equal [***] of such excess and which shall be payable on the first day of the[***] prior to the commencement of the Scheduled Delivery Period of each Aircraft.

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6.4	Balance of the [***]

On or prior to the date of Delivery of an Aircraft, the Buyer shall pay to the Seller the [***] in respect of such Aircraft less an amount equal to the Predelivery Payments received in respect of such Aircraft in accordance with this Agreement (the “Balance of the [***]”).

6.5	Other Amounts

Any other amounts due under this Agreement in respect of an Aircraft shall be paid by the Buyer at the same time as the Balance of the [***], or, if invoiced after the date of Delivery of an Aircraft, upon receipt of the Seller’s invoice for such amounts.

6.6	Payment in Full

6.6.1

All payments to be made by the Buyer under this Agreement shall be made in United States Dollars (USD) in immediately available funds. Unless expressly stated to the contrary, if a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall be the immediately preceding Business Day.

6.6.2

All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind, including any Taxes payable by the Buyer. If, at any time, the Buyer is obliged by law to make any withholding or deduction from any payment to be made by the Buyer under this Agreement, then the amount due from the Buyer shall be increased to the extent necessary to ensure that, after such withholding or deduction is made, the Seller receives on the due date a net amount equal to the amount which would have been received in the absence of such withholding or deduction.

6.7	Overdue Payments

If any amount due and payable by the Buyer under this Agreement is not paid when due, then interest at the Default Rate shall accrue from the date such amount is due until the date of actual payment. Such interest shall be calculated pro-rata on the basis of the actual number of days elapsed and a 360-day year and shall be paid by the Buyer upon demand of the Seller.

6.8	Set-Off

The Seller may set-off any matured obligation owed by the Buyer to a Seller Party against any obligation (whether or not matured) owed by the Seller to the Buyer, regardless of the place of payment or currency (it being understood that if this obligation is unascertainable it may be estimated and the set-off made in respect of such estimate).

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7.	INSPECTIONS AND TECHNICAL ACCEPTANCE

7.1	Buyer participation in inspections

The Buyer may attend inspections of the manufacture and assembly of each Aircraft and any sub-assembly of the Airframe (excluding the BFE) organised by the Seller in accordance with the Seller’s standard procedure applicable to the inspection of aircraft by its customers (the “Customer Inspection Procedure”) at the relevant Manufacturing Facility, subject to the provisions of this Clause 7.

Prior to the beginning of the manufacturing process of the Aircraft scheduled to be delivered first, the Buyer may select from the Seller’s standard list of customer inspections those inspections which it wishes to attend.

For any inspection which the Buyer’s representatives attend, such Buyer representatives shall at all times comply with the rules and regulations set out in the Customer Inspection Procedure as well as those applicable at the relevant Manufacturing Facility.

All inspections attended by the Buyer shall take place in the presence of Seller’s personnel and shall be scheduled so as not to hinder or delay the Seller’s manufacturing and assembly operations.

Throughout the process of manufacture and assembly of an Aircraft, the Buyer shall have access through AirbusWorld to the relevant technical information including production reports, configuration data and the technical status of such Aircraft.

7.2	Technical Acceptance

7.2.1	Technical Acceptance Process

Prior to the Delivery of any Aircraft, such Aircraft shall undergo the technical acceptance process developed by the Seller and applicable to such aircraft type (the “Technical Acceptance Process”). The Technical Acceptance Process shall be conducted by the Seller in accordance with its standard procedures for the delivery of aircraft to customers.

Successful completion of the Technical Acceptance Process shall be deemed to demonstrate compliance of the relevant Aircraft with the Specification.

Should it be established that an Aircraft does not comply with the requirements of the Technical Acceptance Process, then the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, submit the relevant Aircraft to the remainder of the Technical Acceptance Process until successful completion.

7.2.2	Technical Acceptance Process Schedule

The Technical Acceptance Process of an Aircraft shall:

a)	commence on the date notified by the Seller to the Buyer pursuant to Clause 8.1.3;

b)	take place at the Delivery Location of such Aircraft; and

c)	generally be completed within [***].

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7.2.3	Buyer’s Attendance

7.2.3.1	The Buyer may attend the Technical Acceptance Process of an Aircraft, and, if it does, may request that a demonstration flight be performed with such Aircraft (a “Demonstration Flight”).

Such Demonstration Flight shall not exceed a period of [***] during which up to [***] of the Buyer’s representatives (no more than [***] of whom shall have access to the Aircraft’s cockpit at any one time) may accompany the personnel of the Seller on the relevant Aircraft. The Buyer’s representatives shall comply at all times with the instructions of the Seller’s personnel.

7.2.3.2

If the Buyer does not attend, or delays or fails to cooperate with the requirements of, the Technical Acceptance Process, then the Seller may complete the Technical Acceptance Process for the relevant Aircraft on its own and the Buyer shall be deemed to have accepted that such Technical Acceptance Process has been completed in accordance with the provisions of Clause 7.2.1.

7.2.4	Certificate of Acceptance

Following completion of the Technical Acceptance Process in respect of an Aircraft, the Buyer shall sign and deliver to the Seller a Certificate of Acceptance in respect of such Aircraft. The execution of the Certificate of Acceptance shall constitute conclusive and irrevocable evidence of acceptance of the relevant Aircraft.

7.3	Office Facilities for Buyer’s Inspectors

For the purposes of the Buyer attending the inspections and the Technical Acceptance Process, the Seller shall furnish free of charge suitable space and office equipment at, or conveniently located near, the Delivery Location for use by a reasonable number of the Buyer’s inspectors.

7.4	Indemnification and Insurance

Each of the Seller and the Buyer shall be liable for the Losses respectively incurred by it and arising from its acts or omissions in connection with the exercise of its rights and performance of its obligations under this Agreement, except as provided for in Clauses 7.4.1 and 7.4.2, and Clauses 6.1, 6.2 and 6.3 of Appendix 3.

7.4.1	Indemnities

7.4.1.1

The Seller shall, except in case of Gross Negligence of the Buyer, its Affiliate(s) (or any director, officer, agent, employee, representative or subcontractor of such Affiliate(s)) or any Buyer Related Person, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates, their respective insurers and any Buyer Related Person from and against all Losses in respect of:

a)	loss of, or damage to, the Seller’s property;

b)	injury to, or death of, any Seller Related Person;

c)

any damage caused by the Seller or any Seller Related Person to third parties, in each case arising out of, or in any way connected with, any inspection carried out pursuant to Clause 7.1 or the Technical Acceptance Process; and

CXA A320NEO Family PA - 2022 [***]	Page 25/90

d)	any damage caused by the Buyer to third parties arising out of, or in any way connected with, Demonstration Flights.

7.4.1.2

The Buyer shall, except in case of Gross Negligence of the Seller, its Affiliate(s) (or any director, officer, agent, employee, representative or subcontractor of such Affiliate(s)) or any Seller Related Person, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, their respective insurers and any Seller Related Person from and against all Losses in respect of:

a)	loss of, or damage to, the Buyer’s property;

b)	injury to, or death of, any Buyer Related Person; and

c)	any damage caused by the Buyer or any Buyer Related Person to third parties (other than in respect of any Demonstration Flight),

in each case arising out of, or in any way connected with, any inspection carried out pursuant to Clause 7.1 or the Technical Acceptance Process.

7.4.2	Notice of Claims

If any claim is made or suit is brought against a Party or entity entitled to indemnification under this Clause 7.4 (the “Indemnitee”) for Losses for which liability has been assumed by the other Party under this Clause 7.4 (the “Indemnitor”), then the Indemnitee shall promptly give notice to the Indemnitor (which notice shall include all relevant information relating to the claim) and the Indemnitor shall assume and conduct the defence or settlement thereof, or effect any settlement which it, in its opinion, deems proper. Upon request of the Indemnitee, the Indemnitor shall promptly inform and consult the Indemnitee for all developments which may affect the rights or reputation of the Indemnitee.

7.4.3	Insurance

The Buyer shall (or shall cause its agent, its representative or its subcontractor to) take out and maintain the following insurances:

a)	General Third Party Liability insurance for an amount of cover commensurate with the exposure potential of the Buyer’s undertakings under this Clause 7.4;

b)	Travel insurance (medical expenses and emergency repatriation); and

c)

any other adequate insurance policies covering the Buyer’s liabilities under this Clause 7.4 (including Workers Compensation insurance if applicable) with amounts of cover consistent with the scope and magnitude of risks incurred.

Upon the Seller’s request, the Buyer shall provide evidence that such insurance coverage is in full force and effect.

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8.	DELIVERY

8.1	Delivery Schedule

8.1.1	An Aircraft shall be Ready for Delivery at the Delivery Location within its Scheduled Delivery Period subject to the provisions of this Agreement.

8.1.2

The Scheduled Delivery Periods set out in Exhibit C remain subject to the availability of the type of Propulsion Systems from the respective Propulsion System Manufacturers at the time of their selection as set forth in Clause 3.3.

8.1.3

The Seller shall give the Buyer at least [***] prior notice of the date on which an Aircraft is anticipated to be Ready for Delivery. Such notice shall also indicate the date on which the Technical Acceptance Process is anticipated to start. The Seller shall notify the Buyer of any change in such date(s).

8.2	Delivery

8.2.1	On the date on which an Aircraft is Ready for Delivery:

a)	the Buyer shall ensure that its representatives are present to take Delivery of such Aircraft at the Delivery Location; and

b)	the Buyer shall sign the Certificate of Acceptance and pay the Balance of the [***] following which the Seller shall transfer title to the Aircraft and provide the Buyer with:

(i)	a Statement of Conformity and, if applicable, an Export Airworthiness Certificate in respect of the Aircraft; and

(ii)	a Bill of Sale confirming transfer of title to the Aircraft (including, BFE, if any, which has been installed on the Aircraft and to which the Seller has received title from the Buyer).

Risk of loss of or damage to the relevant Aircraft shall pass to the Buyer at Delivery thereof.

8.2.2	If, in respect of an Aircraft which is Ready for Delivery, the Buyer fails to:

a)	deliver the signed Certificate of Acceptance to the Seller; or

b)	pay the Balance of the [***] for such Aircraft to the Seller,

then the Buyer shall be deemed to have wrongfully rejected the Aircraft.

In such case, without prejudice to the Seller’s other rights under this Agreement or at law:

(i)	the Seller shall retain title to the relevant Aircraft;

(ii)	the Buyer shall indemnify the Seller for all Losses (including any parking and storage costs and damage to the Aircraft) incurred by the Seller and other consequences resulting from such failure.

8.2.3

Following Delivery of an Aircraft, the Buyer shall promptly remove such Aircraft from the Delivery Location, failing which the provisions of Clause 8.2.2(ii) shall apply without prejudice to the Seller’s other rights under this Agreement or at law.

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8.3	Fly Away

[***]

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9.	DELAYS

9.1	Excusable Delay

[***]

9.2	Non-Excusable Delay

[***]

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10.	ASSIGNMENTS AND TRANSFERS

10.1	No Assignments or Transfers

Except as provided in this Clause 10, neither Party may assign, novate, transfer or dispose of any of its rights or obligations under this Agreement to any person without the prior written consent of the other Party.

10.2	Assignments by the Seller

The Seller may assign, novate or transfer its rights and obligations under this Agreement to any Affiliate upon written notification to the Buyer.

The Seller may at any time, upon notice to the Buyer, assign its right to receive monies under this Agreement to any financial institution or other entity.

The Seller may appoint an Affiliate to perform any of its obligations under this Agreement provided that the Seller remains liable for the performance of such obligation(s).

10.3	Assignments by the Buyer

The Buyer shall be entitled to assign its rights (but not its obligations) under this Agreement subject to prior notice to the Seller received sufficiently in advance to allow for the implementation of such assignment, for the purposes of financing Predelivery Payments or, immediately prior to Delivery, financing the [***] of an Aircraft provided such assignment (i) is not to a competing airframe manufacturer or its Affiliate, or an entity with which the Seller objects to doing business and (ii) is in form and substance acceptable to the Seller.

10.4	Sale or Merger

The Buyer shall give the Seller at least [***] prior notice of any prospective sale or merger by the Buyer of all or a substantial part of its assets or of a change of Control in the ownership of the Buyer. Following such notice, the Parties shall consult with each other in good faith for a period of [***] in order to establish the impact of such sale or merger or change of Control on this Agreement and such modifications to this Agreement as are considered necessary by the Seller, acting reasonably, to protect its legitimate commercial and business interests. If no agreement has been reached between the Parties in respect of the consequences of such sale, merger or change of Control following the expiry of the above-mentioned [***] period of consultation, then the Seller shall be entitled to suspend its obligations under this Agreement and upon agreement between the Parties being reached, to notify the Buyer of revised month(s) in which affected Aircraft is/are anticipated to be delivered consistent, if applicable, with the Seller’s other commitments and production constraints.

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11.	DEFAULT AND REMEDIES

11.1	Insolvency

Each of the following events shall constitute an “Insolvency Event”.

[***]

11.2	Buyer Events of Default

Each of the following shall constitute a “Buyer Event of Default”:

a)	[***]

11.3	Seller Remedies

[***]

11.4	Termination

[***]

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12.	COMPLIANCE, [***]

For the purpose of this Clause 12, any reference to an “Affiliate” shall be deemed to include the directors, officers, agents, employees, representatives and subcontractors of such Affiliate.

12.1	Compliance

[***]

12.2	[***]

[***]

12.3	Buyer’s Account for Payments by Buyer

The Buyer shall pay the Predelivery Payments, the Balance of the [***] and any other amount owed by the Buyer to the Seller hereunder from the following Buyer’s account (the “Buyer’s Account”):

Beneficiary Name:	Xiamen Airlines
Account identification:	[***]
with:	[***]
SWIFT:	[***]
Full address of bank:	[***]

or from such other bank account (the “Buyer’s Other Account”) as may be notified by the Buyer to the Seller from time to time provided that [***].

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13.	NOTICES

13.1	Any notice or request to be made under or in connection with this Agreement (a “Notice”) shall be in the English language, in writing and signed and shall be given:

a)	by personal delivery; or

b)	by way of an international express courier or facsimile; or

c)	by email.

13.2	Any Notice given by a Party to the other Party shall only be effective:

a)	if by personal delivery, when it has been delivered to the relevant address set out below;

b)

if by way of international express courier, at the time and on the date such Notice has been recorded by the international express courier company as having been delivered to the relevant address set out below;

c)	if by e-mail, when transmission has been confirmed by an email delivery receipt;

d)	if by facsimile, the date upon which it is sent with a confirmation printout.

13.3	If any Notice is delivered in accordance with Clause 13.2(b) above:

a)	after 5:00 pm (local time) to the relevant address; or

b)	on a non-Business Day,

such Notice shall be deemed to become effective only on the following Business Day.

13.4	The address, email address and facsimile number of each Party for any Notice to be given under or in connection with this Agreement is:

a)	in the case of the Seller:

AIRBUS S.A.S.

2 Rond-Point Emile Dewoitine

31700 Blagnac

France

Email:         [***]

Fax:             [***]

Attention:   [***]

b)	in the case of the Buyer:

XIAMEN AIRLINES

No. 22 Dailiao Road, Huli District

Xiamen City

People’s Republic of China

Email:         [***]

Attention:   [***]

or any substitute address or addressee as a Party may notify to the other Party in accordance with this Clause from time to time.

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14.	CONFIDENTIALITY

14.1

The terms of this Agreement, its existence and any data provided under or in connection with it are confidential between the Parties and shall not be disclosed by either Party (or its directors, officers, employees, representatives or agents) in whole or in part to any other person or entity except:

a)	to its legal advisors, auditors and accountants who have a need to know and provided such persons are bound by professional confidentiality obligations;

b)

to its directors, officers, members, employees, or representatives or agents who have a need to know for the purpose of implementation of this Agreement and provided such persons are bound by an equivalent confidentiality undertaking;

c)	as may be required by applicable law or governmental regulation or court order;

d)

in the case of the Seller, to its Affiliates or subcontractors or the relevant Propulsion Systems Manufacturer, in each case who have a need to know for the purpose of implementation of this Agreement and provided they are bound by an equivalent confidentiality undertaking; or

e)	with the prior written consent of the other Party.

14.2	In addition, each Party agrees that:

a)	it will not, without the prior written consent of the other Party, make any press release in relation this Agreement or any amendment to this Agreement that may be entered into from time to time; and

b)

all commercial terms and conditions of the transaction contemplated in this Agreement (the “Commercial Information”) are strictly personal and exclusive to the Buyer (including Aircraft pricing, Predelivery Payments and delivery schedule). Consequently, promptly upon receipt by the Buyer of any request from any bank, operating lessor or other entity (or their respective agents) for disclosure of Commercial Information for the purposes of the financing of Predelivery Payments or the acquisition of any Aircraft, the Buyer undertakes to consult with the Seller with respect to any such request and as to whether and to what extent Commercial Information may be disclosed including through the relevant third party agreeing to be bound by an equivalent confidentiality undertaking.

14.3

The Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency, including with respect to any merger, consolidation or sale of the Buyer, or to any court. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the content of such disclosure.

14.4

Upon the Seller’s reasonable request, the Buyer shall provide the Seller with all data necessary to the operation, maintenance, configuration and/or modification of the Aircraft and any other aircraft operated by the Buyer.

Any data that are made available to the Seller may be shared by the Seller with its Affiliates, suppliers, subcontractors, partners, advisors and agents provided they are bound by confidentiality obligations. Until otherwise notified by the Buyer to the Seller, the Seller and its Affiliates, suppliers, subcontractors, partners, advisors and agents shall have the right to use, analyse, aggregate, process, duplicate, transfer, modify, combine such data with other data and develop derivative works with such data including for purposes other than those for which they were provided. The provision of data to the Seller shall not be construed as relieving the Buyer from any liability with respect to the aircraft, notably with respect to their operation, maintenance, airworthiness and with respect to the use of the data generated by such aircraft. Subject to applicable laws, regulations and contracts, the Seller shall in particular be under no obligation to analyse any data and/or make reports to the Buyer.

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15.	LAW AND JURISDICTION

15.1	Governing law

This Agreement shall be governed by and construed in accordance with the laws of England.

15.2	Jurisdiction

All disputes shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators. Each Party shall nominate one arbitrator and the two arbitrators shall nominate the President in consultation with the Parties. The seat of arbitration shall be Paris. The language of arbitration shall be English.

The existence and content of the arbitral proceedings and any ruling or award shall be kept confidential except: (i) to the extent that disclosure may be required of a party to fulfil a legal duty, protect or pursue a legal right, or enforce or challenge an award in bona fide legal proceedings before a state court or other judicial authority; or (ii) with the written consent of all Parties.

15.3	United Nations Convention on Contracts for the International Sale of Goods

The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

15.4	Contracts (Rights of Third Parties) Act 1999

Unless expressly provided in this Agreement, the Parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

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16.	MISCELLANEOUS

16.1	Negotiated Agreement

The Buyer and the Seller acknowledge that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all of its terms and conditions are fully understood by the Parties, and that the agreements of the Parties set out herein, including the price of each Aircraft, were arrived at in consideration of all of the provisions hereof, including all waivers and releases by the Buyer set out herein.

16.2	Severability

If any provision of this Agreement is held to be unlawful or unenforceable, then the remainder of this Agreement shall remain in full force and effect.

16.3	Entire Agreement

This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever, oral or written, in connection therewith.

16.4	Inconsistencies

If there is any inconsistency between the terms of this Agreement and the terms contained in any Appendix, Exhibit or Schedule, the terms of this Agreement shall prevail over the terms of such Appendix, Exhibit or Schedule.

16.5	Waiver

The failure or delay of either Party to exercise any right or remedy or enforce at any time any of the provisions of this Agreement shall not be construed to be a present or future waiver of such right, remedy or provisions. The express waiver (whether made once or several times) by either Party of any provision of this Agreement shall not constitute a waiver of any future obligation to comply with such provision.

16.6	Proprietary Interest

The Buyer shall not, by virtue of any provision of this Agreement or of law or in equity (including payment of any Predelivery Payments hereunder, or any internal or external designation, identification or reference used by the Seller or the Buyer to identify a particular aircraft as an Aircraft) acquire any title, right or other interest whatsoever in any Aircraft before Delivery of such Aircraft pursuant to this Agreement.

16.7	Variation

The terms and conditions of this Agreement may only be varied by way of an amendment to this Agreement agreed and executed in writing by the duly authorised representatives of the Parties.

16.8	Survival of Obligations

On termination or cancellation of this Agreement in accordance with the provisions contained herein, it will immediately cease to have any further force and effect except for:

a)

any provision of this Agreement that expressly or by implication is intended to continue in force on or after termination or cancellation (including Clauses 14, 15, 16.3 and 16.8 hereof, Clauses 1.5 and 1.6 of Appendix 2 and Clause 6 of Appendix 3), each of which shall remain in full force and effect; and

CXA A320NEO Family PA - 2022 [***]	Page 36/90

b)	any rights, remedies, obligations or liabilities of the Parties that have accrued before termination.

16.9	Language

All correspondence, notices, documents and any other written matters in connection with this Agreement shall be in English.

16.10	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the above, this Agreement may be executed by the Parties in separate counterparts, each of which shall be deemed to constitute an original and all such counterparts shall together constitute one and the same agreement.

16.11	Data Protection

Each Party, at its own expense, will ensure that it complies with the requirements of all legislation and regulatory requirements in force from time to time relating to the use of personal data that is provided or made available to it by the other Party pursuant to this Agreement, including the applicable provisions of the Data Protection Act 2018 and the General Data Protection Regulation (“GDPR”) ((EU) 2016/679). Each Party further agrees to only use the personal data that it receives from the other Party pursuant to this Agreement for the purposes stipulated in this Agreement and that any personal data is provided by each Party as independent controller and without joint-controllership.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

CXA A320NEO Family PA - 2022 [***]	Page 37/90

EXECUTION PAGE

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

XIAMEN AIRLINES	AIRBUS S.A.S.

By : ______________________	By : ___________________

Its : _______________________	Its : ____________________

CXA A320NEO Family PA - 2022 [***]	Page 38/90

EXHIBIT A

LIST OF BUYER CHANGES

AIRBUS Standard budget OPTION LIST

A319-100N

			Total Option Price / aircraft		[***]
Based on Standard Spec [***]			Prices in 01/2020 Delivery Conditions (USD)
#	Option	Description	Comments	BFE	Selected SCN Price
ATA 02 - CERTIFICATION AND EXT LIVERY
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
ATA 03 - GENERAL A/C DESIGN CRITERIA
3	[***]	[***]	[***]	[***]	[***]
ATA 22 - AUTO FLIGHT
4	[***]	[***]	[***]	[***]	[***]
ATA 23 - COMMUNICATIONS
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]
ATA 25 - EQUIPMENT
10	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]
ATA 33 - LIGHTS
12	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]
ATA 34 - NAVIGATION
14	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]
ATA 35 - OXYGEN
19	[***]	[***]	[***]	[***]	[***]
ATA 44 - CABIN SYSTEMS
20	[***]	[***]	[***]	[***]	[***]
ATA 46 - INFO SYSTEMS – GENERAL
21	[***]	[***]	[***]	[***]	[***]

CXA A320NEO Family PA - 2022 [***]	Page 39/90

AIRBUS Standard budget OPTION LIST

A320-200N

		Total Option Price / aircraft:			[***]
Based on Standard Spec [***]			Prices in 01/2020 Delivery Conditions (USD)
#	Description	Comments	BFE	Selected Quantity	Price per a/c
CABIN (LOPA Ref: 320-25.46347_A_1)
Business Class Seats and IFE
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
Economy Class Seats and IFE
4	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
Galleys, trolleys and stowages
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]
Lavatories
14	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]
19	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]
Emergency
21	[***]	[***]	[***]	[***]	[***]
22	[***]	[***]	[***]	[***]	[***]
Cabin systems
23	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]
Provisions
25	[***]	[***]	[***]	[***]	[***]
26	[***]	[***]	[***]	[***]	[***]
27	[***]	[***]	[***]	[***]	[***]
28	[***]	[***]	[***]	[***]	[***]
29	[***]	[***]	[***]	[***]	[***]
30	[***]	[***]	[***]	[***]	[***]
31	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]

CXA A320NEO Family PA - 2022 [***]	Page 40/90

Miscellaneous
33	[***]	[***]	[***]	[***]	[***]
SYSTEMS
Cargo definition
34	[***]	[***]	[***]	[***]	[***]
Communication - Navigation - Surveillance / Air traffic management
35	[***]	[***]	[***]	[***]	[***]
36	[***]	[***]	[***]	[***]	[***]
37	[***]	[***]	[***]	[***]	[***]
38	[***]	[***]	[***]	[***]	[***]
39	[***]	[***]	[***]	[***]	[***]
40	[***]	[***]	[***]	[***]	[***]
41	[***]	[***]	[***]	[***]	[***]
42	[***]	[***]	[***]	[***]	[***]
43	[***]	[***]	[***]	[***]	[***]
44	[***]	[***]	[***]	[***]	[***]
45	[***]	[***]	[***]	[***]	[***]
46	[***]	[***]	[***]	[***]	[***]
Cockpit Equipment
47	[***]	[***]	[***]	[***]	[***]
Flight options
48	[***]	[***]	[***]	[***]	[***]
49	[***]	[***]	[***]	[***]	[***]
50	[***]	[***]	[***]	[***]	[***]
51	[***]	[***]	[***]	[***]	[***]
52	[***]	[***]	[***]	[***]	[***]
53	[***]	[***]	[***]	[***]	[***]
54	[***]	[***]	[***]	[***]	[***]
Ground operations
55	[***]	[***]	[***]	[***]	[***]
Miscellaneous
56	[***]	[***]	[***]	[***]	[***]
57	[***]	[***]	[***]	[***]	[***]
58	[***]	[***]	[***]	[***]	[***]
Operations
59	[***]	[***]	[***]	[***]	[***]
60	[***]	[***]	[***]	[***]	[***]
LIVERY
Design
61	[***]	[***]	[***]	[***]	[***]

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AIRBUS Standard Budget OPTION LIST

A321-200NX

		Total Option Price / aircraft:			[***]
Based on Standard Spec [***]			Prices in 01/2020 Delivery Conditions (USD)
#	Description	Comments	BFE	Selected Quantity	Price per a/c
CABIN (LOPA Ref: 321-25.48133_A_1)
Business Class Seats and IFE
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
Economy Class Seats and IFE
4	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
Galleys, trolleys and stowages
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]
Lavatories
14	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]
19	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]
Emergency
21	[***]	[***]	[***]	[***]	[***]
22	[***]	[***]	[***]	[***]	[***]
Cabin systems
23	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]
Provisions
25	[***]	[***]	[***]	[***]	[***]
26	[***]	[***]	[***]	[***]	[***]
27	[***]	[***]	[***]	[***]	[***]
28	[***]	[***]	[***]	[***]	[***]
29	[***]	[***]	[***]	[***]	[***]
30	[***]	[***]	[***]	[***]	[***]
31	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]

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Miscellaneous
33	[***]	[***]	[***]	[***]	[***]
SYSTEMS
Cargo definition
34	[***]	[***]	[***]	[***]	[***]
Communication - Navigation - Surveillance / Air traffic management
35	[***]	[***]	[***]	[***]	[***]
36	[***]	[***]	[***]	[***]	[***]
37	[***]	[***]	[***]	[***]	[***]
38	[***]	[***]	[***]	[***]	[***]
39	[***]	[***]	[***]	[***]	[***]
40	[***]	[***]	[***]	[***]	[***]
41	[***]	[***]	[***]	[***]	[***]
42	[***]	[***]	[***]	[***]	[***]
43	[***]	[***]	[***]	[***]	[***]
44	[***]	[***]	[***]	[***]	[***]
45	[***]	[***]	[***]	[***]	[***]
46	[***]	[***]	[***]	[***]	[***]
Cockpit Equipment
47	[***]	[***]	[***]	[***]	[***]
Flight options
48	[***]	[***]	[***]	[***]	[***]
49	[***]	[***]	[***]	[***]	[***]
50	[***]	[***]	[***]	[***]	[***]
51	[***]	[***]	[***]	[***]	[***]
52	[***]	[***]	[***]	[***]	[***]
53	[***]	[***]	[***]	[***]	[***]
54	[***]	[***]	[***]	[***]	[***]
55	[***]	[***]	[***]	[***]	[***]
Ground operations
56	[***]	[***]	[***]	[***]	[***]
57	[***]	[***]	[***]	[***]	[***]
Miscellaneous
58	[***]	[***]	[***]	[***]	[***]
59	[***]	[***]	[***]	[***]	[***]
60	[***]	[***]	[***]	[***]	[***]
61	[***]	[***]	[***]	[***]	[***]
Operations
62	[***]	[***]	[***]	[***]	[***]
63	[***]	[***]	[***]	[***]	[***]
LIVERY
Design
64	[***]	[***]	[***]	[***]	[***]

CXA A320NEO Family PA - 2022 [***]	Page 43/90

EXHIBIT B

PRICE REVISION FORMULAS

PART 1 AIRBUS PRICE REVISION FORMULA

1	[***]

[***]

2	[***]

[***]

3	[***]

[***]

CXA A320NEO Family PA - 2022 [***]	Page 44/90

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

[***]

5.2	Substitution of Indexes for Airbus Price Revision Formula

[***]

5.3	Final Index Values

[***]

5.4	Limitation

[***]

CXA A320NEO Family PA - 2022 [***]	Page 45/90

PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULAS

CFM INTERNATIONAL

1.	[***]

The Propulsions Systems Reference Price of a set of CFM INTERNATIONAL LEAP Propulsion Systems, as respectively set out in Clause 5.1 (each a “Reference Price”), is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof. [***]

2.	[***]

[***]

3.	[***]

[***]

CXA A320NEO Family PA - 2022 [***]	Page 46/90

4.	REVISION FORMULA

[***]

5.	GENERAL PROVISIONS

5.1	Roundings

[***]

5.2	Final Index Values

[***]

5.3	Interruption of Index Publication

[***]

5.4	Annulment of the Formula

[***]

5.5	Limitation

[***]

CXA A320NEO Family PA - 2022 [***]	Page 47/90

PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULAE

IAE LLC

1.	[***]

[***]

2.	[***]

[***]

3.	[***]

[***]

CXA A320NEO Family PA - 2022 [***]	Page 48/90

4.	REVISION FORMULA

[***]

5.	GENERAL PROVISIONS

5.1	Roundings

[***]

5.2	Substitution of Indexes for Price Revision Formula

[***]

5.3	Final Index Values

[***]

5.4	Limitation

[***]

CXA A320NEO Family PA - 2022 [***]	Page 49/90

EXHIBIT C

DELIVERY SCHEDULE

Aircraft rank	Aircraft type	Scheduled Delivery Period
[***]	[***]	[***]

In respect of each Scheduled Delivery Period, the Seller shall notify to the Buyer:

1)	the applicable delivery half-year no later than [***] prior to the first day of the delivery year, if any, set out above; and

2)	the applicable delivery quarter no later than [***] prior to the first day of the previously notified delivery half-year, if any; and

3)	the applicable delivery month no later than [***] prior to the first day of the previously notified delivery quarter, if any.

The Parties agree that this Delivery Schedule may be amended and replaced from time to time by notice of the Seller to the Buyer (i) following any rescheduling of Aircraft pursuant to the provisions of this Agreement; and/or (ii) to reflect the applicable half-years, quarters or months in which Aircraft are scheduled to be delivered and which are in effect at the time of the notifications set out above. Upon replacement of this Delivery Schedule by the Seller by a new Delivery Schedule, such new Delivery Schedule shall constitute the Delivery Schedule for all purposes of this Agreement.

Following notification of the applicable delivery month by the Seller as set out above, the Scheduled Delivery Period may be referred to as the “Scheduled Delivery Month” in any notices or documents provided by the Seller to the Buyer in connection with this Agreement.

For the avoidance of doubts, except if an Aircraft is rescheduled pursuant to the provisions of this Agreement, each relevant half-year, quarter or month with respect to any Aircraft shall be notified within the previously notified year, half-year or quarter for any such Aircraft, as applicable.

CXA A320NEO Family PA - 2022 [***]	Page 50/90

EXHIBIT D

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the _____ purchase agreement dated _____ __________ _____ and entered into between _____ (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the Technical Acceptance Process (as defined therein) relating to one Airbus A3__-___ aircraft bearing manufacturer’s serial number _____ and registration mark _____ (the “Aircraft”) has been conducted in [Blagnac, France /or Hamburg, Germany /or Tianjin, People’s Republic of China].

In view of the Technical Acceptable Process having been carried out with satisfactory results, the Customer, as agent of _____ (the “Owner”) pursuant to the purchase agreement assignment dated the date hereof and entered into between the Customer and the Owner and the notice, acknowledgement and consent agreement relating thereto, dated the date hereof and entered into between the Customer, the Owner and Airbus S.A.S., hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, as agent of the Owner, has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Blagnac, France /or Hamburg, Germany /or Tianjin, People’s Republic of China].

[CUSTOMER]

as agent of [Owner]

Name:

Title:

Signature:

CXA A320NEO Family PA - 2022 [***]	Page 51/90

EXHIBIT E

FORM OF BILL OF SALE

(the “Bill of Sale”)

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”) was, this _____ day of __________ _____, the owner of the following airframe and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, (excluding buyer furnished equipment [as set out in the schedule to the BFE Bill of Sale defined below (the “BFE”))] incorporated therein, installed thereon, attached or allocated thereto on the date hereof (the “Airframe”), and the [engines/propulsion systems] as specified below (the [“Engines/Propulsion Systems”]):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3__-___	Model _____

MANUFACTURER’S SERIAL NUMBER: ENGINE SERIAL NUMBERS:

LH:_____	RH:

REGISTRATION MARK:_____

[and had such title to the BFE as was acquired by it from _____ pursuant to a bill of sale dated _____ __________ _____ (the “BFE Bill of Sale”)].

The Airframe and the, [Engines/Propulsion Systems] are hereafter together referred to as the “Aircraft”.

The Seller did, on this _____ day of __________ _____, sell, transfer and deliver all of its rights, title and interest in and to the Aircraft [and the BFE, in each case] to the following entity, the said Aircraft [and the BFE] to be the property thereof:

[Insert Name of Buyer]

[Insert Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that (i) the Seller had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer, (ii) there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, [and] (iii) the Seller shall defend such title forever against all claims and demands whatsoever [and (iv) the Seller had such title to the BFE as it had acquired from _____ pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of _____.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Blagnac, France/or Hamburg, Germany /or Tianjin, People’s Republic of China].

AIRBUS S.A.S.

Name:

Title:

Signature:

CXA A320NEO Family PA - 2022 [***]	Page 52/90

APPENDIX 1

APPENDIX 1

BUYER FURNISHED EQUIPMENT

1	BUYER’S OBLIGATIONS

2	INDEMNITIES

3	SELLER’S REMEDIES

4	TITLE AND RISK OF LOSS

5	DISPOSITION OF BFE FOLLOWING TERMINATION

6	BFE PROCESS

CXA A320NEO Family PA - 2022 [***]	Page 53/90

APPENDIX 1

1	BUYER’S OBLIGATIONS

The Buyer:

(1)	shall select the BFE and the associated BFE Supplier(s) from the Airbus BFE Product Catalogue;

(2)	shall select the BFE Supplier(s) by the dates set out in the Customisation Milestone Chart;

(3)	shall strictly comply (and shall cause each BFE Supplier to strictly comply) with the BFE Process, including its various milestones;

(4)	shall cause the selected BFE:

a)

to be delivered in a serviceable condition, to comply with both the Specification and the BFE Engineering Definition, and to meet the requirements of the Seller with respect to quality and quantity (including spares);

b)	to be approved by the Aviation Authorities of the Seller and of the Country of Registration and to be accompanied by the relevant certification documentation;

c)

to be delivered for installation on an Aircraft (and, if requested by the Seller, additional quantities of BFE to serve as spares) by the dates (the “Contractual On-Dock Dates”) and to the location(s) specified by the Seller. The Buyer shall provide for all BFE a written confirmation to the Seller of the anticipated arrival date of the respective BFE at least [***] prior to the Contractual On-Dock Dates; and

d)	to be delivered free and clear of all encumbrances which may prevent, hinder or delay the installation of such BFE in an Aircraft or the Delivery of an Aircraft;

(5)

shall cause each relevant BFE Supplier, upon the Seller’s request, to provide BFE field service at any or all of the final assembly lines where an Aircraft is assembled or the cabin is installed, in order to: (i) act in a technical advisory capacity to the Seller in connection with the installation and calibration of the relevant BFE and (ii) perform repairs to any BFE, if required;

(6)

shall cause each relevant BFE Supplier to provide a BFE Engineering Definition for each BFE to the Seller by the dates notified by the Seller to the Buyer. The Seller shall provide to the BFE Suppliers the necessary Interface Documentation to enable the development by the BFE Suppliers of the BFE Engineering Definition; and

(7)	hereby authorises the Seller to liaise directly with the BFE Suppliers as required on all relevant BFE-related subjects, including design, integration, certification, quality, delivery and follow-up.

2	INDEMNITIES

The Seller shall not be liable for and the Buyer hereby indemnifies the Seller against all claims, liabilities, damages, costs and expenses, for injury to or death of any person, including employees of the Buyer (but not employees of the Seller) and for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any non-conformity or defect in any BFE, whether such claims, liabilities, damages, costs and expenses are asserted in contract or in tort.

CXA A320NEO Family PA - 2022 [***]	Page 54/90

APPENDIX 1

The Buyer further hereby indemnifies the Seller against all claims, liabilities, damages, costs and expenses arising out of (i) any infringement or claim of infringement by any BFE of any patent, copyright or other intellectual property rights or (ii) the custody, sale or use of any BFE by the Seller.

The Buyer hereby acknowledges that for the purposes of this Clause 2 all design inputs, including logos, liveries, pictures, patterns and drawings provided by the Buyer to the Seller for the purposes of customizing the Aircraft shall be deemed to be BFE.

3	SELLER’S REMEDIES

If (i) in the opinion of the Seller (acting reasonably) any item of BFE does not meet any of the foregoing conditions or (ii) the Buyer does not comply with any obligation set out in this Clause 3, then the Seller shall be entitled to refuse to take delivery of and/or install any such item of BFE.

In addition and without prejudice to the provisions of Clauses 11.2(d) and 11.2(e) of this Agreement, any delay or failure by the Buyer or any BFE Supplier to comply with any of its obligations under this Appendix 1 (after application of any grace periods set forth in Clauses 11.2(d) and 11.2(e) of this Agreement) may delay the performance by the Seller of its obligations under this Agreement, including Delivery of an Aircraft on which such BFE was to be installed, and shall constitute an Excusable Delay.

In addition, the Seller may (at its discretion):

(1)

select, purchase and install equipment similar to the BFE identified in the Specification, in which case the [***] of the Aircraft on which such BFE is installed shall be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller in acquiring such equipment; and/or

(2)

deliver the relevant Aircraft without installation of any item of BFE that does not comply with the requirements set out in this Appendix 1, notwithstanding the Seller’s obligations under Clause 4 of this Agreement. Following Delivery of the relevant Aircraft, the Seller shall have no further obligation to install any BFE.

4	TITLE AND RISK OF LOSS

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to the cost of replacement of any BFE which is lost) shall be with the Seller for as long as such BFE is in the custody and under the control of the Seller.

5	DISPOSITION OF BFE FOLLOWING TERMINATION

If this Agreement is terminated pursuant to the provisions of Clause 9 or Clause 11 of this Agreement with respect to an Aircraft for which all or part of the BFE has been delivered or in which such BFE has been installed, in each case prior to the date of such termination, then the provisions of this Clause 5 shall apply:

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APPENDIX 1

(1)

with respect to any BFE the removal of which from the Aircraft would (a) cause damage to the Aircraft or render any system in the Aircraft unusable or (b) represent a disproportionally high cost (the “Immovable BFE”), the Seller shall purchase such Immovable BFE from the Buyer and shall pay to the Buyer an amount equal to the net price paid by the Buyer for such Immovable BFE (subject to receipt by the Seller of reasonable documentation evidencing such net price). The Buyer shall transfer title to such Immovable BFE to the Seller free and clear of all liens, claims, charges, encumbrances and rights of others;

(2)	with respect to any BFE that has either not yet been installed in, or can be removed from, the Aircraft (the “Removable BFE”), the Seller shall be entitled at its discretion, to:

a)	purchase any or all such Removable BFE from the Buyer subject to the provisions set out in Clause 5(1) above; and/or

b)	remove any or all Removable BFE from the Aircraft, provided that:

i)

the Buyer shall be responsible for all costs incurred by the Seller in removing and storing any Removable BFE and shall reimburse the Seller for all such costs upon receipt of the Seller’s invoice; and

ii)	the Seller shall have no liability for any damage, loss or destruction of any Removable BFE removed and/or stored by the Seller;

(3)	the Buyer undertakes, upon the Seller’s request, to collect any Removable BFE from the relevant Manufacturing Facility within [***] of the date of such request.

6	BFE PROCESS

6.1	BFE Development Meetings

From the selection of the BFE Suppliers and up to Delivery of each Aircraft to the Buyer, the Buyer shall:

(1)	monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations under this Appendix 1 and those set out in the Customisation Milestone Chart;

(2)

if a timeframe, quality or other type of risk is identified with respect to a BFE Supplier by either Party or by a BFE Supplier, take such steps as are necessary (including providing adequate technical and engineering expertise and/or allocating Buyer resources to such BFE Supplier) to ensure that the manufacturing of an Aircraft is not delayed;

(3)

for major customised BFE, including seats, in-flight entertainment and any other BFE mutually agreed as being major (the “Major BFE”), participate in any meetings organised by the Seller to facilitate the development of the BFE Engineering Definition, including:

i)	the ITCM;

ii)	the PDR; and

iii)	the CDR;

(4)	attend the FAI for the first shipset of Major BFE; and

(5)	attend the SI that takes place at the BFE Supplier’s premises prior to the shipment of each shipset of all Major BFE.

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APPENDIX 1

If the Buyer does not attend the FAI or the SI, then the Buyer may delegate its participation to the FAI or the SI (as applicable) to the relevant BFE Supplier by written notice to the Seller prior to the corresponding inspection. In the absence of such notification, the Buyer shall be deemed to have delegated its participation to the relevant BFE Supplier. In each such case, the conclusions of the relevant BFE Supplier with respect to the FAI and/or SI shall be binding on the Buyer.

6.2	Seller’s Involvement

(1)

Without prejudice to the Buyer’s obligations under this Appendix 1, the Seller shall be entitled to attend any of the meetings and/or inspections set out in Clause 6.1 above, acting in an advisory capacity only and shall at no time be deemed to be an employee or an agent of the Buyer.

(2)

Upon the request of the Seller, the Buyer shall provide to the Seller through the relevant application on AirbusWorld the dates and references of all BFE purchase orders placed by the Buyer with the relevant BFE Suppliers.

6.3	Shipping and Customs

(1)

The Buyer shall cause each BFE to be delivered DAP to the shipping address(es) specified by the Seller and shall import such BFE into the country of the Delivery Location under a suspensive customs regime without application of any customs duties or taxes.

(2)

The Buyer shall be the importer of record of all BFE and, as such, shall ensure that all BFE shipments comply with the applicable customs regulation(s). At the request of the Buyer, the Seller may agree to act as importer of record of any BFE on behalf of the Buyer, provided that the Buyer ensures that the relevant BFE Suppliers provide all necessary information and documentation to the Seller in respect of such BFE in order for the Seller to comply with the applicable customs regulations(s).

(3)

In respect of any Aircraft to be delivered outside of the European Union, the Seller may instruct the Buyer to deliver certain BFE to the relevant Manufacturing Facilities in the European Union prior to their importation into the country of the Delivery Location for the purposes, among other things, of enabling their integration into other equipment. The Seller shall act as importer of record on behalf of the Buyer in respect of such BFE and the Buyer shall ensure that the Seller has all necessary information and documentation to do so.

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APPENDIX 2

APPENDIX 2

WARRANTIES AND PATENT INDEMNITY

1	WARRANTIES AND SERVICE LIFE POLICY

2	PATENT AND COPYRIGHT INDEMNITY

SCHEDULE 1	SERVICE LIFE POLICY – LIST OF ITEMS

SCHEDULE 2	INHOUSE WARRANTY LABOUR RATE REVISION FORMULA

SCHEDULE 3	WARRANTY CLAIM DATA REQUIREMENTS

SCHEDULE 4	AIRBUS AIRCRAFT SOFTWARE LICENSE AGREEMENT

SCHEDULE 5	SUPPLIER SOFTWARE LICENSE AGREEMENT

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APPENDIX 2

1	WARRANTIES AND SERVICE LIFE POLICY

1.1	Seller’s Warranty

1.1.1	Warranty

Subject to the terms of this Agreement (including this Clause 1), the Seller warrants to the Buyer that, at Delivery of an Aircraft:

a)

such Aircraft shall be free from defects arising from any failure to conform with the Specification, except with respect to elements of the Specification which either relate to performance or which are estimates or approximations or design objectives;

b)	each Warranted Part shall be free from defects:

(i)	in material;

(ii)	in workmanship, including processes of manufacture and installation;

(iii)	in design (including the selection of materials) having regard to the state of the art at the date of such design; and

c)	each Other Part shall be free from defects:

(i)	in the Seller’s design of the installation of such Other Part which impairs the use of that Other Part, having regard to the state of the art at the date of such design; and

(ii)	in the Seller’s workmanship in the installation of such Other Part.

1.1.2.	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 1 are subject to:

1)

the Aircraft, each Warranted Part, each Item and each Other Part being maintained, overhauled, repaired and operated in accordance with (i) all accepted industry standard practices, (ii) all Technical Data and any other instructions issued by the Seller, the Suppliers, the BFE Suppliers and the Propulsion Systems Manufacturer and (iii) all applicable rules, regulations and directives of the relevant Aviation Authorities; and

2)	any defect in any Aircraft, Warranted Part, Item or Other Part not having resulted from the act or omission of the Buyer or any third party.

The Seller’s obligations and liability under this Clause 1 shall not extend to normal wear and tear nor to any Aircraft, Warranted Part, Item or Other Part:

a)	that has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

b)	that has been operated in a damaged state;

c)	from which the trademark, name, part or serial number or other identification marks have been removed.

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APPENDIX 2

1.1.3	Warranty Period

The warranty set out in Clause 1.1.1 shall be limited to those defects that become apparent within [***] of the date of Delivery of the Aircraft on which the defective Warranted Part is installed (the “Warranty Period”).

The period of the Seller’s warranty with respect to repaired, modified or replaced Warranted Parts (as applicable) in accordance with this Clause 1.1 shall be the remaining portion of the Warranty Period or [***], whichever is longer.

1.1.4	Seller’s Obligations

1.1.4.1	The Seller’s obligations and liability under Clause 1.1 are limited, at the Seller’s option, to the:

a)	repair; or

b)	modification (or supply of modification kits); or

c)	replacement (or crediting of the Buyer’s Goods and Services Account of an amount equal to the Seller’s then current sales price for a replacement),

in each case, of or in respect of the defective Warranted Part.

In addition, the Seller shall credit the Buyer’s Goods and Services Account with an amount equal to the Direct Labour Costs, if any, incurred by the Buyer in performing the removal and reinstallation of the defective Warranted Part on the Aircraft.

1.1.4.2	Inspection Costs

In addition to the remedies set out in Clause 1.1.4.1, the Seller shall reimburse the Direct Labour Costs incurred by the Buyer during the Warranty Period in performing any inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part, subject to the following conditions:

a)	such inspections are recommended by a Seller SB and are performed in compliance with such Seller SB;

b)	the Buyer Manhours shall not exceed those set out in the corresponding Seller SB;

c)	no reimbursement shall be made by the Seller under this Clause 1.1.4.2 in relation to any inspection performed as an alternative to implementing any corrective action recommended by the Seller; and

d)	the Buyer has submitted a claim to the Seller in accordance with Clause 1.1.5 within [***] after the completion of such inspection.

1.1.5	Warranty Claims

1.1.5.1	The Buyer’s remedy and the Seller’s obligations and liability under this Clause 1.1 are subject to the following conditions being satisfied:

a)	the defect having become apparent within the Warranty Period;

b)	the Buyer having filed a warranty claim in accordance with the provisions of Clause 1.1.5.2 below within [***] of such defect becoming apparent; and

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APPENDIX 2

c)	the defect the subject of the warranty claim falling within one of the categories set out in Clause 1.1.1.

Any claim which complies with this Clause 1.1.5 is hereinafter referred to as a “Warranty Claim”.

1.1.5.2	Claim Filings

The Buyer shall make each claim pursuant to this Clause 1.1 through the relevant on-line application in AirbusWorld and shall provide all data required in such tool, as set out in Schedule 3 of this Appendix 2. The Buyer shall provide any additional information as may be subsequently required by the Seller in connection with such claim.

1.1.5.3	Claim Determination

Determination as to whether a claim submitted by the Buyer is a Warranty Claim for the purposes of Clause 1.1 shall be made by the Seller based upon the claim details provided by the Buyer under Clause 1.1.5.2, as well as reports from the Seller Representative(s), historical data logs, inspections, tests, findings during repair, defect analysis and any other relevant documents as may be requested by the Seller.

The Seller shall have the right, in respect of any claim filed by the Buyer pursuant to this Clause 1.1, to:

a)	have a representative of the Seller present during the disassembly, inspection and testing of any Warranted Part alleged to be defective;

b)	inspect the Aircraft on which the relevant Warranted Part is installed as well as any documents and any other records relating thereto; and

c)	require the return of any Warranted Part removed by the Buyer from an Aircraft if, in the opinion of the Seller, the nature of the alleged defect requires technical investigation by the Seller.

If the Seller rejects a claim made by the Buyer pursuant to this Clause 1.1, then the Seller shall provide reasonable written explanation of such rejection. The Buyer shall reimburse to the Seller reasonable inspection and test charges, if any, incurred by the Seller in connection with the rejected claim.

If the Buyer wishes to provide to the Seller additional information or documentary evidence following the rejection of a claim, the Buyer shall submit any such further information or evidence no later than [***] following the rejection of such claim by the Seller. If the Buyer has not provided any evidence within such [***], the claim shall be deemed definitively closed

1.1.6	Return of a Warranted Part or Aircraft

1.1.6.1	Transportation Costs of Warranted Parts

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

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APPENDIX 2

1.1.6.2	On-aircraft Work by the Seller

If the Seller determines that the remedy of the defect in a (or several) Warranted Part(s) requires the technical expertise of the Seller as manufacturer of the Aircraft, the Seller shall, at its option either:

a)	dispatch a working team to the Buyer’s facilities; or

b)	require the return of the relevant Aircraft to the Seller’s facilities,

in each case for repair or modification or replacement of the defective Warranted Part(s) and the provisions of Clause 1.1.6.3 shall apply.

In both cases, the Seller and the Buyer shall agree on a schedule, location and other applicable details for the performance of the repair or modification. Transportation and accommodation costs relating to the dispatch of a Seller’s working team shall be borne by the Seller. If an Aircraft is returned to the Seller’s facilities, then the Seller shall bear the costs of fuel and landing fees for the flight to and from the Seller’s facilities, provided that the Buyer makes reasonable efforts to minimize the duration of such flights.

1.1.6.3	Risk of Loss

Risk of loss of any Aircraft or any Warranted Part returned by the Buyer to the Seller pursuant to with this Clause 1.1.6 (a “Returned Part”) shall at all times remain with the Buyer, except during the period that such returned Aircraft or Returned Part is under the control and custody of the Seller. For the sake of clarity, risk of loss of a returned Aircraft or Returned Part which is repaired or modified by the Seller shall pass to the Buyer upon the ferrying of such Aircraft or the shipment of such repaired or modified Returned Part by the Seller to the Buyer’s facilities.

In addition:

a)	title to and risk of loss of any part provided by the Seller to the Buyer in replacement of a Returned Part (a “Replacement Part”) shall pass to the Buyer upon its shipment by the Seller; and

b)	title to of a Returned Part shall pass to the Seller upon shipment by the Seller to the Buyer of the corresponding Replacement Part.

1.1.7	Inhouse Warranty

As an alternative to filing a claim in respect of a Warranted Part as set out in Clause 1.1.5, the Buyer may itself repair or modify any defective Warranted Part(s) and benefit from the Seller’s warranty set out below, subject to the conditions set out in this Clause 1.1.7 (the “Inhouse Warranty”).

1.1.7.1	Seller’s Consent

If the estimated cost of any repair exceeds [***], then the consent of the Seller is required before the Buyer commences such repair or modification. The Buyer shall notify the Seller of its intention to perform the repair or modification and such notification shall include sufficient details regarding the defect, estimated labour hours and materials and contemplated repair or modification solution to allow the Seller to evaluate the estimated cost of the repair or modification. The Seller’s consent to the performance of the repair or modification shall not be unreasonably withheld or delayed.

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APPENDIX 2

1.1.7.2	Claim filing

All claims under the Inhouse Warranty shall be filed through the relevant on-line application in AirbusWorld within [***] of the appearance of the defect and shall contain all data required in such tool, as set out in Schedule 3 of this Appendix 2. The Buyer shall provide any additional information as may be subsequently required by the Seller in connection with such claim.

1.1.7.3	Credit

The Seller shall credit the Buyer’s Goods and Services Account with an amount equal to the Direct Labour Costs and the Direct Material Costs incurred by the Buyer in performing the repair or modification of the relevant Warranted Part.

If the repair or modification costs (corresponding to both the Direct Labour Costs and the Direct Material Costs) of any defective Warranted Part exceed [***] of the Seller’s then current sales price for a part to replace for such Warranted Part (the “Maximum Amount”), then such Warranted Part shall be considered as beyond economic repair (“Beyond Economic Repair”). The credit issued by the Seller pursuant to this Clause 1.1.7.3 shall in no circumstances exceed the Maximum Amount, including in circumstances where the Buyer chooses to repair a Warranted Part which is Beyond Economic Repair rather than to file a claim under Clause 1.1.5.

1.1.7.4	Retention and Scrapping of removed Warranted Parts

The Buyer shall retain any Warranted Part or any defective part removed from a Warranted Part, in each case removed from the Aircraft for a period of [***] after the date of submission of a claim under the Inhouse Warranty (the “Retention Period”). The Buyer shall return such parts to the Seller within [***] of the Seller’s request to that effect.

However, subject to the agreement of the Seller and to the applicable Aviation Authority’s regulations, the Buyer may, prior to the end of the Retention Period, scrap any defective parts that are Beyond Economic Repair and are not required locally for technical evaluation.

The scrapping of Warranted Parts shall be evidenced by a record of scrapped material certified by the Buyer (to which the Seller shall have access upon request) and shall be retained by the Buyer for at least the remainder of the applicable Warranty Period.

1.2	Service Life Policy

1.2.1

For the purposes of this Clause 1.2, if a Failure occurs in any Item that does not result from the occurrence of an Extrinsic Force, then, subject to the conditions and limitations set out in Clause 1.2.4, the provisions of this Clause 1.2 shall apply (the “Service Life Policy”) in respect of such Item.

1.2.2	Periods and Seller’s Undertakings

If a Failure occurs on an Aircraft on which an Item was originally installed before (a) such Aircraft has completed [***] Flying Hours, (b) such Aircraft has completed [***] Flight Cycles or (c) the expiry of a period of [***] after the Delivery of such Aircraft, whichever occurs first, then the Seller shall, at its election, as promptly as practicable, provide a Seller Service Bulletin and associated kit for either the repair or modification of such Item or replace such Item, in each case with the financial participation of the Seller as set out in Clause 1.2.3 below.

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APPENDIX 2

1.2.3	Seller’s Participation in the Costs

Any Seller Service Bulletin and associated kit or part provided by the Seller to the Buyer under this Service Life Policy shall be provided at the Seller’s then current price for such Seller Service Bulletin, kit or part, less the Seller’s financial participation determined in accordance with the following formula:

[***]

1.2.4	General Conditions and Limitations

1.2.4.1	The undertakings of the Seller set out in this Clause 1.2 shall enter into force upon the expiry of the Warranty Period.

1.2.4.2	The Buyer’s rights under this Clause 1.2 are subject to the compliance by the Buyer at all times with the following conditions:

a)	the Buyer shall maintain adequate log books and other historical records with respect to each Item, so as to enable the Seller to determine whether the alleged Failure is covered by this Clause 1.2;

b)	the Buyer shall keep the Seller informed of any significant incidents relating to any Aircraft after Delivery;

c)	the Buyer shall implement such structural inspection programs as may be defined from time to time by the Seller and reports relating thereto shall be regularly supplied to the Seller; and
d)

the Buyer shall report to the Seller in the applicable tool on AirbusWorld any Failure within [***] after such Failure becomes apparent, including sufficient detail with respect to the Failure to enable the Seller to determine whether such Failure is covered by this Service Life Policy.

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APPENDIX 2

1.2.4.3

The Buyer shall make each claim pursuant to this Clause 1.2 through the relevant on-line application in AirbusWorld and shall provide all data required in such tool, as set out in Schedule 3 of this Appendix 2. Except as otherwise set out in this Clause 1.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clauses 1.1.5 and 1.1.6.

1.2.4.4

If the Seller has issued an instruction to modify applicable to an Aircraft, the purpose of which is to avoid a Failure of any Item, then the Seller shall have no obligation under this Clause 1.2 with respect to any Failure unless the Buyer has incorporated the recommended modification in the relevant Aircraft.

1.2.4.5	This Service Life Policy is not an undertaking to modify any Aircraft or any Item to conform to new developments in airframe design and manufacturing.

1.3	Supplier Warranties and Service Life Policies

1.3.1	Supplier Support Conditions

The Seller has entered into SSCs with Suppliers in respect of Supplier Parts, the benefit of which is expressly made available to the Buyer for as long as the Buyer operates an Aircraft. The Buyer hereby accepts the benefit contained in such SSCs.

The Seller shall communicate the SSCs to the Buyer no later than at Delivery of the Aircraft scheduled to be delivered first, by making them available through the SPSA Application.

With respect to Supplier Parts that qualify as software, such software shall be subject to the terms and conditions applicable to Supplier software are as set out in Schedule 5 of this Appendix 2, “Supplier Software Sublicense Agreement”.

Nothing in this Clause 1.3.1 shall prevent or limit the Buyer from entering into direct negotiations and/or agreements with a Supplier with respect to different or additional terms and conditions of the warranties or service life policies applicable to Suppliers Parts.

The Seller shall monitor Suppliers’ compliance with the terms of the SSCs and shall, upon request, assist the Buyer as may be necessary in enforcing the Buyer’s rights thereunder.

1.3.2	Supplier’s Default

If any Supplier defaults in the performance of any material obligation with respect to a Supplier Part under either a warranty or service life policy contained in an SSC and the Buyer provides reasonable evidence of such default to the Seller in a timely manner:

a)

with respect to a default under a warranty, then Clause 1.1 shall apply as if the Supplier Part was a Warranted Part, except that the warranty period indicated in the relevant SSC shall apply with respect to such Supplier Part; and

b)

with respect to a default under a service life policy, then Clause 1.2 shall apply as if such Supplier Part was listed in Schedule 1 to this Appendix 2, except that the service life policy period indicated in the SSC shall apply with respect to such Supplier Part.

At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the corresponding Supplier arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce such rights.

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APPENDIX 2

1.4	Interface issues

If the Buyer experiences a technical issue in the operation of an Aircraft or parts thereof due to a malfunction, the cause of which, after due and reasonable investigation, cannot readily be attributable to the design of a Warranted Part(s) or of any Other Part(s) installed on such Aircraft, but which reasonably appears to be attributable to the design characteristics of one or more parts of the Aircraft (an “Interface Issue”), then the Seller shall, if requested by the Buyer, conduct an investigation and analysis to determine, if possible, the cause or causes of the Interface Issue and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relating to the Interface Issue and shall cooperate with the Seller in the conduct of the Seller’s investigation.

The Seller shall as soon as is practicable advise the Buyer in writing of its conclusions with respect to the Interface Issue and of its recommended corrective action(s), if any.

If the Seller determines that the Interface Issue is primarily attributable to the design of a Warranted Part or the design of the installation of an Other Part, then the warranty of the Seller set out in Clause 1.1 shall apply.

If the Seller determines that the Interface Issue is primarily attributable to the design of an Other Part, then the Buyer shall make a claim under the applicable warranty in respect of such Other Part, provided by the relevant Supplier, the Propulsion Systems Manufacturer or the relevant BFE Supplier.

If the Seller determines that the Interface Issue is attributable partially to the design of a Warranted Part and partially attributable to the design of a Supplier Part, then the Seller shall, if requested by the Buyer, seek to provide a solution to the Interface Issue through the cooperative efforts of the Seller and the relevant Supplier.

It shall be the sole responsibility of the Buyer to take any recommended action in relation to such Interface Issue, including making any resulting warranty claim to the party to whom the Interface Issue is attributable, except that the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier of any Supplier Part.

The above investigation shall be conducted by the Seller at no charge to the Buyer, other than the transportation costs of the Seller’s personnel to the Buyer’s facilities, if required, except if the Seller demonstrates that it bears no responsibility in the Interface Issue or that the technical issue is not an Interface Issue, in which case the Seller shall be entitled to invoice the Buyer for any and all costs incurred in relation to such investigation.

1.5	Disclaimer of Seller Liability to Third Parties

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OR MODIFICATION UNDERTAKEN BY THE BUYER ON THE AIRCRAFT OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 1 WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

FOR THE PURPOSES OF THIS CLAUSE 1.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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APPENDIX 2

1.6	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET OUT IN THIS CLAUSE 1 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER CONDITIONS, WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND ALL RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ITEM, ACCESSORY, PART, SOFTWARE, DATA OF ANY NATURE, OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

1.	ANY IMPLIED TERM AGAINST HIDDEN DEFECTS;

2.	ANY IMPLIED TERM OF MERCHANTABILITY OR FITNESS;

3.	ANY IMPLIED TERM ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

4.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

5.

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ITEM, ACCESSORY, PART, SOFTWARE, ANY DATA OF ANY NATURE, OR SERVICE DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IF ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 1.6, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUB-CONTRACTORS, AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

1.7	No Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clause 1.

1.8	Disclosure to Third Party Entity

If the Buyer wishes to designate a third party entity (a “Third Party Entity”) to administer this Clause 1, then the Buyer shall notify the Seller of its intention to so designate prior to any disclosure of this Clause 1 to the selected Third Party Entity. The Buyer shall cause such Third Party Entity to enter into a confidentiality agreement (and or any other relevant documentation) with the Seller, in each case satisfactory to the Seller for the sole purpose of administering this Clause 1.

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APPENDIX 2

2	PATENT AND COPYRIGHT INDEMNITY

2.1	Indemnity

2.1.1

Subject to the provisions of this Clause 2, the Seller shall indemnify the Buyer from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in connection with the loss of use of an or several Aircraft) resulting from any infringement or alleged infringement by the Aircraft (or any part or software installed on such Aircraft at Delivery) of:

a)

any patent issued under the laws of any country in which the Buyer lawfully operates the Aircraft, provided that, from the time of design of such Aircraft or part and until infringement claims are resolved, such country and the Country of Registration of the Aircraft are each a party to either:

(i)	the Chicago Convention on International Civil Aviation of December 7, 1944, including, in particular, Article 27 thereof; or

(ii)	the Paris Convention (the International Convention for the Protection of Industrial Property of March 20, 1883); and

b)

any copyright in respect of software installed on the Aircraft, provided that the Seller’s obligation to indemnify shall be limited to infringements or alleged infringements in countries which, at the time of infringement or alleged infringements, are members of the Berne Union and recognise software as a “work” under the Berne Convention.

2.1.2	Clause 2.1.1 shall not apply to:

a)	Buyer Furnished Equipment; nor

b)	Propulsion Systems; nor

c)	software not created by the Seller or its Affiliates; nor

d)	any Aircraft or any part or software installed on such Aircraft used by the Buyer other than for its intended purpose.

2.1.3

If the Buyer is prevented from using the Aircraft (whether pursuant to a valid judgement of a court of competent jurisdiction or a settlement between the claimant, the Seller and the Buyer), then the Seller shall at its expense either:

a)	procure for the Buyer the right to use the Aircraft free of charge to the Buyer; or

b)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

2.2	Administration of Patent and Copyright Indemnity Claims

2.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 2.1 (an “IP Claim”), then the Buyer shall:

a)	promptly notify the Seller and provide all details of such IP Claim;

b)	provide to the Seller all data and records in the Buyer’s possession or under its control relating to such IP Claim;

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APPENDIX 2

c)	refrain from:

(i)	admitting any liability or making (or committing to make) any payment in respect of any expenses, damages, costs or royalties in connection with such IP Claim; or

(ii)	acting in any manner prejudicial to the defence or denial of such IP Claim,

provided that nothing in this Clause 2.2.1(c) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, subject to such payment being made without prejudice and being accompanied by a denial of liability;

d)	fully co-operate with and provide such assistance as may be requested by the Seller; and

e)	take actions to mitigate damages and/or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

2.2.2

The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the claimant(s) and may assume and conduct the defence or settlement of any IP Claim in the manner which the Seller considers appropriate.

2.2.3

The assumption of liability by the Seller under this Clause 2 is conditional upon the strict and timely compliance by the Buyer with the terms of this Clause. This Clause sets out the sole and exclusive remedies of the Buyer with respect to any infringement or alleged infringement of any patent or copyright and the Buyer hereby waives and releases any other rights, claims and remedies against the Seller it may have at law, contract or otherwise in respect thereof.

For the purposes of this Clause 2.2.3, the “Seller” shall be understood to include the Seller, any of its suppliers, subcontractors, Affiliates and any of their respective insurers.

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APPENDIX 2

SCHEDULE 1

SELLER SERVICE LIFE POLICY – LIST OF ITEMS

1	WINGS - CENTRE AND OUTER WING BOX (LEFT AND RIGHT)

1.1	Wing Structure

[***]

1.2	Fittings

[***]

1.3	Auxiliary Support Structure

[***]

1.4	Pylon

[***]

2	FUSELAGE

2.1	Fuselage structure

[***]

2.2	Fittings

[***]

3	STABILISERS

3.1	Horizontal Stabiliser Main Structural Box

[***]

3.2	Vertical Stabilizer Main Structural Box

[***]

4	EXCLUSIONS

[***]

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APPENDIX 2

SCHEDULE 2

INHOUSE WARRANTY LABOUR RATE REVISION FORMULA

[***]

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APPENDIX 2

SCHEDULE 3

WARRANTY CLAIM DATA REQUIREMENTS

1	Information for Warranty Claims and Seller Service Life Policy

Each claim filed by the Buyer in respect of a Warranted Part claimed to be defective or in respect of an Item claimed to be the subject of a Failure shall include the following data:

a)	the description of the defect and any action taken by the Buyer in relation thereto;

b)	the date on which the defect became apparent and the date on which the Warranted Part was removed (if applicable);

c)	the denomination of such Warranted Part;

d)	its part number;

e)	its serial number (if applicable);

f)	its position on the Aircraft;

g)	the Manufacturer Serial Number of the Aircraft or the registration mark; or both;

h)	if applicable, time since last shop visit at the date of defect appearance; and

i)	any other information as may be required by the Seller, based on the nature of the defect, at the time of submission of the claim or subsequently thereto.

2	Additional information for Inhouse Warranty Claims

In addition to the information set out in Clause 1 above, with respect to Inhouse Warranty claims, the Buyer shall submit the following information:

a)	a report of the technical findings with respect to the defect the subject of such claim;

b)	evidence that the in-house repair work has effectively been performed by the Buyer (e.g. work order, test reports);

c)	the identification and price of each part required to remedy such defect;

d)	the detailed number of Buyer Manhours; and

e)	the total amount of the Inhouse Warranty claim.

The Buyer shall provide any additional information as may be subsequently required by the Seller in connection with such Inhouse Warranty claim.

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APPENDIX 2

SCHEDULE 4

AIRBUS ON-BOARD CERTIFIED SOFTWARE LICENSE AGREEMENT

1	DEFINITIONS

[***]

2	LICENSE

[***]

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

[***]

3.2	Delegation

[***]

4	COPIES

[***]

5	TERM

[***]

6	CONDITIONS OF USE

[***]

7	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

7.1	[***]

7.2	[***]

8	COPYRIGHT INDEMNITY

[***]

9	CONFIDENTIALITY

[***]

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APPENDIX 2

10	WARRANTY

10.1	On-Board Certified Software

[***]

10.2	On-Board Software

[***]

10.3	[***]

10.4	Waiver, release and renunciation

[***]

11	LIABILITY AND INDEMNITY

[***]

12	TERMINATION

[***]

13	GENERAL

13.1	[***]

13.2	[***]

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APPENDIX 2

SCHEDULE 5

SUPPLIER SOFTWARE LICENSE AGREEMENT

1	DEFINITIONS

[***]

2	LICENSE

[***]

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

[***]

3.2	Delegation

[***]

4	COPIES

[***]

5	TERM

[***]

6	CONDITIONS OF USE

[***]

7	TRAINING

[***]

8	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1	[***]

8.2	[***]

9	COPYRIGHT INDEMNITY

[***]

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APPENDIX 2

10	CONFIDENTIALITY

[***]

11	WARRANTY

[***]

12	LIABILITY AND INDEMNITY

[***]

13	EXCUSABLE DELAYS

13.1	[***]

13.2	[***]

14	TERMINATION

[***]

15	GENERAL

15.1	[***]

15.2	[***]

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APPENDIX 3

APPENDIX 3

CUSTOMER SUPPORT

CLAUSES	TITLES

1	CUSTOMER SUPPORT

2	TECHNICAL DATA

3	SELLER REPRESENTATIVES SERVICES

4	TRAINING SUPPORT AND SERVICES

5	INITIAL PROVISIONING AND PURCHASE OF MATERIAL

6	INDEMNITY AND INSURANCE

SCHEDULES	TITLES

SCHEDULE 1	TECHNICAL DATA AND AVAILABILITY

SCHEDULE 2	TRAINING ALLOWANCES

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APPENDIX 3

1	CUSTOMER SUPPORT

In consideration of the Buyer purchasing and taking delivery of the Aircraft, the Seller shall provide, or cause to be provided, to the Buyer the customer support services set out in this Appendix 3 (collectively, the “Customer Support”).

The Customer Support is provided either (i) on a per Aircraft basis, or (ii) on a per fleet basis and represents the total allowances granted for the entire fleet of [***] Aircraft purchased under this Agreement.

If the Buyer does not take Delivery of any or all of the Aircraft, then, in addition to any other rights and remedies available to the Seller under this Agreement or at law, the Seller shall be entitled to:

1)	with respect to Customer Support provided on a per Aircraft basis and for each undelivered Aircraft:

a)	terminate any Customer Support which has not yet been provided; and/or

b)	invoice to the Buyer the price of any Customer Support that has already been provided (at the price at which the Buyer would have purchased such Customer Support at the time it was provided); and

2)	with respect to Customer Support provided on a per fleet basis and for each undelivered Aircraft, prorata the number of undelivered Aircraft:

a)	reduce the amount of Customer Support to be made available to the Buyer under this Agreement; and/or

b)

invoice to the Buyer the price of any Customer Support that has already been provided to the Buyer with respect to such undelivered Aircraft (at the price at which the Buyer would have purchased such Customer Support at the time it was provided).

The Buyer shall pay to the Seller any amounts pursuant to 1) and/or 2) above within [***] of receipt of the corresponding invoice by the Buyer from the Seller.

2	TECHNICAL DATA

2.1	Buyer’s access to Technical Data

The Buyer shall have access to the Technical Data, including any revisions thereto, and to the licence to use the PEP Package and the Browser (as defined below) on a free of charge basis for [***] following the Delivery of each Aircraft (the “Revision Service Period”).

At the end of the Revision Service Period, any of the above Technical Data and services shall be provided in accordance with the terms and conditions set forth in the CSC.

2.2	Supply

2.2.1	All Technical Data shall be available on-line through AirbusWorld, access to which is subject to the GTC.

Access to AirbusWorld shall be granted for an unlimited number of the Buyer’s users (including two (2) Buyer Administrators (as such term is defined in the GTC)).

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2.2.2

No later than [***] prior to the Scheduled Delivery Period of the Aircraft scheduled to be delivered first, the Parties shall agree on the numerical identification to be allocated to each Aircraft for the sole purpose of identifying such Aircraft in the Customised Technical Data.

2.2.3	Certain Technical Data shall be provided through consultation tools which include the navigation software and viewer necessary to browse such Technical Data (together, a “Browser”).

The use of the Browser and the PEP Package shall be subject to the EULA.

2.2.4	Technical Data shall be in the English language, using aeronautical terminology in common use.

2.2.5	The list of the Technical Data made available to the Buyer and the schedule of their respective availabilities are set out in Schedule 1 to this Appendix 3.

2.2.6

It shall be the responsibility of the Buyer to coordinate and satisfy the Buyer’s Aviation Authorities’ requirements with respect to Technical Data. Upon request from the Buyer’s Aviation Authorities, such Aviation Authorities shall be given on-line access to the Buyer’s Technical Data (excluding the PEP Package).

2.3	Integration of Equipment Data

2.3.1	Supplier Equipment

The Seller shall, to the extent necessary to perform the on-aircraft maintenance of the corresponding equipment, incorporate into the Customised Technical Data (including revisions) the information relating to Supplier equipment that is installed either on the Aircraft at Delivery or through Seller Service Bulletins after Delivery, subject to the Buyer having informed the Seller that it has implemented such Seller Service Bulletins. Such incorporation shall be performed on a free of charge basis during the Revision Service Period.

2.3.2	Buyer Furnished Equipment

Subject to the provisions of this Clause 2.3.2, the Seller shall, to the extent necessary to perform the on-aircraft maintenance of the corresponding equipment incorporate data relating to the Buyer Furnished Equipment that is installed on the Aircraft at Delivery (the “BFE Data”) into the Customised Technical Data. Such incorporation shall be performed on a free of charge basis during the Revision Service Period,

The Buyer shall cause the BFE Suppliers to supply the BFE Data to the Seller on its behalf and at its expense at least [***] prior to the Scheduled Delivery Period of the Aircraft scheduled to be delivered first. The Buyer shall further cause the BFE Suppliers to notify the Seller of any required change to such BFE Data and to provide the Seller with such BFE Data immediately upon its issuance.

The Seller shall not be liable for and the Buyer hereby indemnifies the Seller against all Losses, arising out of or in any way connected with any error, omission, non-conformity or defect in any Technical Data, resulting from the failure of a BFE Supplier to provide BFE Data as and when due, whether such Losses are asserted in contract or in tort.

BFE Data shall be in English and shall comply with the then applicable industry standards and shall be delivered in a digital format to be agreed in due time between the Parties.

The Buyer acknowledges that the Seller shall not be responsible for, and shall have no obligation to check the substance, accuracy and quality of such BFE Data.

The Seller may communicate directly with the BFE Suppliers with respect to such BFE Data.

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APPENDIX 3

2.4	Seller Service Bulletins Incorporation

Subject to the Buyer informing the Seller that it has implemented each Seller SB on each Aircraft (the “SB Report”), the Seller shall incorporate the information relative to such Seller SB into the Customised Technical Data applicable to such Aircraft.

If the prior implementation of one or several Seller SB(s) is a prerequisite to the implementation of a further Seller SB, then the SB Report shall confirm the implementation of such prior Seller SB(s) on the corresponding Aircraft.

The Buyer shall be solely responsible for providing the Seller with complete and accurate SB Reports. In case of incomplete or inaccurate SB Reports, the Seller may, in order to produce the Customised Technical Data, complete or correct the Buyer’s SB Report in order to reflect the Aircraft’s configuration as known by the Seller. The Buyer shall indemnify and hold the Seller harmless from and against any liabilities and claims arising from any non-conformities or errors in any Technical Data which result from the Buyer’s failure to provide accurate SB Reports.

2.5	Warranty

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their release. If any Technical Data contains any error or defect, then the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. No warranties of any kind shall be given with respect to BFE Data.

2.6	Proprietary rights

All proprietary rights, including patent, design and copyrights related to Technical Data shall remain with the Seller and/or its Affiliates, as the case may be.

The supply of Technical Data by the Seller, or the fact that any Technical Data may contemplate manufacturing by the Buyer shall not be construed as providing any express or implied right to the Buyer to design or manufacture any aircraft (or part thereof) or any spare part.

2.7	Future Developments

The Buyer acknowledges that the Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission and that the Seller may notify its customers from time to time of any such new developments, their application and the timeline for their implementation.

2.8	Confidentiality

The Technical Data are confidential and subject to the terms and conditions of Clause 14 of this Agreement. In addition, the Buyer hereby undertakes that it shall not reproduce them in whole or in part without the Seller’s prior consent.

Without prejudice to the foregoing, if the Buyer intends designating one or several third party(ies) to perform the maintenance of the Aircraft and/or data processing on its behalf (each a “Buyer Third Party”), then the Buyer shall, prior to any disclosure of Technical Data, cause such Buyer Third Party to enter into a non-disclosure and licensing agreement with the Seller (the “Third Party License”) and agrees that it shall be accountable to the Seller for the use such any Buyer Third Party makes of the Technical Data. Any Third Party Licenses shall include a representation from the Buyer Third Party that it shall use the Technical Data solely for the purposes of the maintenance of the Aircraft and/or data processing on behalf of the Buyer in respect of the Aircraft.

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APPENDIX 3

If the Buyer or the Buyer Third Party breaches the terms of this Clause 2.9 and/or the terms of the Third Party License, then, in addition to any rights and remedies available to the Seller under this Agreement or at law, the Seller shall have the right to:

(i)	invoice the Buyer an amount equal to the payments due by the Buyer Third Party under the Third Party License and the Buyer shall pay such amount within [***] after receipt of such invoice; and

(ii)	suspend the Buyer’s access to the applications on AirbusWorld that enable it to a) download any Technical Data and b) provide access to Technical Data to the Buyer Third Parties.

3	SELLER REPRESENTATIVE SERVICES

3.1	Seller Representatives

The Seller shall provide free of charge to the Buyer the services of customer support representatives (each a “Seller Representative”) for a total of:

[***] continuous person-months.

Except as otherwise agreed between the Parties, the number of such Seller Representatives shall not exceed [***] at any one time.

The above allocation includes the statutory vacation period of the Seller Representatives.

Each Seller Representative shall be acting in an advisory capacity only and shall at no time be deemed to be an employee or agent of the Buyer, either directly or indirectly.

3.2	Location

The Seller shall provide the services of Seller Representatives at the Buyer’s facilities or such other locations as the Parties may agree from time to time.

If the Buyer requests any Seller Representative to travel on business to a location other than his usual place of assignment, then all related travel, accommodation and living expenses shall be borne by the Buyer.

3.3	Availability

3.3.1	The Parties hereby acknowledge and agree that during the period defined in Clause 3.1, each Seller Representative may provide support to airlines other than the Buyer.

3.3.2

If, following the end of the period set out in Clause 3.1 or during any statutory vacation period of the Seller Representative(s), the Buyer needs technical assistance in an AOG situation, then the Buyer shall have free of charge access to:

1)	AIRTAC (Airbus Technical AOG Centre); and

2)

the network of customer support representatives of the Seller closest to the Buyer’s main base, the contacts of which shall be provided to the Buyer. Any such customer support representative providing services to the Buyer hereunder shall be deemed to be a Seller Representative for all purposes of this Clause 3.

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APPENDIX 3

3.4	Buyer’s Support at the Buyer’s facilities

3.4.1

If the Parties have agreed that one or more Seller Representative(s) will be based at the Buyer’s facilities for all or part of the person-months set out in Clause 3.1, the conditions of this Clause 3.4 shall apply.

3.4.2

From the date of arrival of the first Seller Representative at the Buyer’s facilities and for as long as one (1) Seller Representative is present at such facilities, the Buyer shall provide free of charge a suitable lockable office, conveniently located near the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone and internet connections for the sole use of the Seller Representative(s). All related direct communication costs shall be borne by the Seller upon receipt by the Seller of all relevant invoices.

3.4.3

The Buyer shall assist the Seller in obtaining from the authorities of the country in which the Buyer’s facilities are located, those documents and/or authorisations that are necessary to permit each Seller Representative to live and work in such country. If such documents and/or authorisations are not obtained, then the Parties shall agree on another country from which the Seller Representative(s) shall provide the services set out in this Clause 3, failing which the Seller shall be relieved of any obligation to the Buyer hereunder.

3.4.4

The Buyer shall reimburse to the Seller all Taxes of any kind whatsoever imposed by the authorities of the country where the Buyer’s facilities are located (or another country as per Clause 3.4.3) upon:

1)	the entry into or exit from the relevant country of the Seller Representatives; and

2)	the entry into or the exit from the relevant country of such belongings of the Seller as are reasonably necessary for the purpose of providing the Seller Representatives services.

3.5	Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its Seller Representatives as it sees fit if conditions arise that are, in the Seller’s opinion, dangerous to their safety or health or prevent them from fulfilling their tasks.

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APPENDIX 3

4	TRAINING SUPPORT AND SERVICES

4.1	General

This Clause 4 sets out the terms and conditions under which the Seller shall provide training support and services to the Buyer’s personnel under this Agreement to support the operation of the Aircraft.

4.1.1	The Seller shall provide to the Buyer, at no charge, the Training Allowances set out in Schedule 2 to this Appendix 3.

The training courses conducted pursuant to this Agreement are not “Ab Initio Training Courses” and shall be as described in the CSC current at the time of performance of such training courses.

Training courses shall be conducted in English, using training aids written in English and using aeronautical terminology in common use.

4.1.2

The Parties shall agree on the training courses to be provided to the Buyer, the location(s) at which they will be held and their scheduling during a training conference (the “Training Conference), which shall be held, to the extent possible, no later than [***] prior to the Scheduled Delivery Period of the Aircraft scheduled to be delivered first.

4.2	Training Location

4.2.1

The Seller shall provide, or shall cause to be provided, training at a Seller Training Centre or, if the unavailability of facilities or scheduling difficulties makes training at any Seller Training Centre impractical, then the Seller shall ensure that the Buyer is provided with such training at another location chosen by the Seller (individually or collectively a “Training Centre”).

4.2.2	Alternatively, if requested by the Buyer, the Seller may provide training at a location chosen by the Buyer, under terms and conditions to be agreed but subject always to the provisions of Clause 4.5.

4.2.3

If the Buyer requests an Airbus training course to be conducted at a location chosen by the Buyer, then the Buyer shall ensure that the training facilities at such location are suitably equipped with appropriate classroom space and equipment for such training. The Buyer shall to this effect provide all necessary access and information with respect to such training facilities to the representatives of the Seller and the competent Aviation Authority.

4.3	Training Courses

4.3.1	With respect to training performed at a Training Centre, the Seller shall make available all necessary training media and training equipment. Such training equipment shall not include aircraft.

The equipment and curricula used for the training of flight, cabin and maintenance personnel is not fully customised but is configured as necessary to obtain approval by the EASA. If further customisation is required to obtain approval by the Aviation Authority of the Country of Registration, then such further customisation shall be performed at the cost of the Buyer.

At the end of each training course provided at a Training Centre, each trainee shall receive either an attestation indicating that the trainee has attended such course or a certificate of course completion indicating the outcome of the relevant evaluation at the end of such training (as applicable). No such certificate or attestation shall constitute qualification by any Aviation Authority but may be presented to an Aviation Authority by the recipient in order to obtain the relevant formal qualification.

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APPENDIX 3

4.3.2

With respect to training courses performed at a location chosen by the Buyer, the Buyer shall provide training equipment, at its own cost, in accordance with the Seller’s instructions. However, if requested by the Buyer, the Seller may provide such training material and equipment at the cost of the Buyer.

4.3.3

Training material shall be made available by the Seller to the trainees for the duration of the training course only and for the sole purpose of training, and shall remain the property of the Seller and shall be returned to the Seller at the end of any training course.

4.3.4	Exchange of Training Courses

The Buyer may exchange any remaining Training Allowances set out in Schedule 2 to this Appendix 3 against any training course set out in the Seller’s “Training Course Exchange Matrix” current at the time of the exchange request. If the Buyer requests an exchange that is not contemplated under the Training Course Exchange Matrix, then the Seller may agree to such exchange subject to the terms and conditions set out in the CSC current at the time of exchange request.

4.3.5	Timing of Requests, Rescheduling and Cancellation of Training

Following a Training Conference, the Seller shall issue a training proposal to the Buyer, setting out the relevant training courses and associated dates (the “Training Conference Proposal”).

With respect to any training request made outside of the Training Conference Proposal (including any training exchange request made under Clause 4.3.4), the Buyer shall submit the request at the latest [***] prior to the desired course start date and the Seller shall, subject to its commercial and planning constraints, issue to the Buyer a proposal with the earliest available training schedule (each, an “Additional Training Proposal”).

The Buyer shall notify its acceptance of the Training Conference Proposal or the Additional Training Proposal(s) (as applicable) in writing within [***] of receipt thereof, failing which the Buyer shall be deemed to have refused such proposal.

The Buyer may, at no cost, cancel or reschedule (in whole or in part) any confirmed training course irrespective of its location, subject to advance notification of at least [***] prior to the start of the relevant training course.

After such deadline, if the Buyer gives notice to the Seller:

1)	less than [***], but more than [***], prior to the start date of such training, then a cancellation or rescheduling fee corresponding to [***] of the price such training shall apply;

2)	[***] or less prior to such training, then a cancellation or rescheduling fee corresponding to [***] of the price of such training shall apply.

The above cancellation or rescheduling fee shall be applied through deduction from the Training Allowance set out in Schedule 2 or invoicing at the price for the relevant training course, as set out in the then applicable CSC.

Any Additional Training Proposal issued by the Seller to the Buyer less than [***] prior to the start date of the relevant training shall remain subject to all of the terms of this Clause 4.3.

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APPENDIX 3

4.3.6

Any unused Training Allowances provided pursuant to this Clause 4 within the timeframe set out in Schedule 2 shall be cancelled and no compensation or credit of any nature shall be provided by the Seller to the Buyer.

4.4	Prerequisites and Conditions

4.4.1	The Buyer shall be responsible for ensuring that the trainees registered on a training course have the prerequisite knowledge and experience specified for such course in the CSC.

4.4.2

At the time of booking of a training course, and in no event later than [***] prior to the start of each course, the Buyer shall provide the Seller with a list of the trainees for each course together with evidence of the qualification, proficiency and professional experience of each trainee and such other information as the Seller may request.

If the Seller determines a) prior to the start of a course, that a trainee does not meet the prerequisites set out in the CSC, or b) at any time during a training course, that a trainee lacks the required level, then such trainee shall be withdrawn from such course.

Without prejudice to the above and with the aim of reintegrating the trainee into the course from which he/she has been withdrawn, the Parties shall discuss the possibility of directing the trainee to another more appropriate training module, at the Buyer’s expense.

4.4.3

The Seller does not provide any warranty with respect to, and shall not be held liable for, any trainee’s performance following any training provided hereunder. For the purposes of this Clause 4.4.3, the “Seller” shall be understood to include the Seller, any of its suppliers and subcontractors and any of its Affiliates.

4.5	Logistics

4.5.1	Travel and living expenses for the Buyer’s trainees shall be borne by the Buyer.

The Buyer shall obtain all necessary authorisations, permits and visas necessary for its trainees to attend training courses and any rescheduling or cancellation of training courses due to the Buyer’s failure to obtain any such authorisations, permits and visas shall be subject to the provisions of Clause 4.3.5.

4.5.2

For any training provided by the Seller at a location chosen by the Buyer, the Buyer shall bear the travel and living expenses of each of the Seller’s Instructors in accordance with the conditions set out in the CSC.

4.6	Specific Conditions

4.6.1	Flight Support

If, during any period during which a Seller pilot Instructor is performing flight crew line initial operating experience at a location chosen by the Buyer, the Buyer requests that any such Instructor perform any other flight support (including line assistance, demonstration flight(s) and ferry flight(s)), then the Buyer agrees that:

1)	any such flight support shall be subject to the Seller’s prior consent;

2)	such Instructors shall only perform the above flight support to the extent they bear the relevant qualifications to do so; and

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APPENDIX 3

3)	such flight(s) shall be deducted from the remaining Training Allowance set out in Schedule 2 hereto.

4.6.2	Provision of Aircraft

During any on-aircraft training (whether flight or maintenance training) performed pursuant to this Clause 4, the Buyer shall provide, at its own cost, an aircraft it owns and/or operates for the performance of such training. The Buyer shall bear full responsibility for the aircraft upon which the training is performed, including any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in accordance with Clause 6 of this Appendix 3.

4.6.3	Validation of Licenses

The Buyer shall assist the Seller in obtaining the validation of the licenses of the Instructors performing base flight training or flight crew line initial operating experience by the Aviation Authority of the country of registration of the aircraft on which the training is to be performed.

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APPENDIX 3

5	INITIAL PROVISIONING AND PURCHASE OF MATERIAL

5.1	Expedite services and Material ordering

The Seller shall provide, or shall cause to be provided by its Affiliate(s), a [***] emergency service to provide for the supply of critically required parts (the “Expedite Service”).

The Expedite Service provided for the three (3) types of Expedite Types defined in the “2015 World Airlines and Suppliers Guide” (WASG) and the Buyer shall be notified of the action taken to satisfy an expedite order received from the Buyer as follows:

Type of Expedite Order	Seller Notification Time
[***]	[***]
[***]	[***]
[***]	[***]

For parts not critically required within less time than the Seller’s published or quoted lead-times, the Buyer agrees to preferentially resort to routine (RTN) orders.

The Buyer hereby agrees to communicate its Orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via AirbusWorld.

The Seller shall maintain, or shall cause to be maintained by its distributors, a reasonable stock of Seller Spare Parts for the duration of the Term.

Except as expressly otherwise set out in this Clause 5, any Material purchased by the Buyer shall be subject to the terms and conditions set out in the CSC or the Spare Parts Price Catalogue(s) (as applicable).

5.2	Initial Provisioning

[***]

5.2.1	Initial Provisioning Conference

[***]

5.2.2	Provisioning Data

[***]

5.2.3	Commercial Conditions

[***]

5.3	Commitments of the Buyer

[***]

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APPENDIX 3

6	INDEMNIFICATION AND INSURANCE

6.1	Indemnities Relating to Ground Training

6.1.1	[***]

6.1.2	[***]

6.2	Indemnities Relating to Aircraft Training

6.2.1	[***]

6.2.2	[***]

6.3	Indemnities relating to Services provided by the Seller

[***]

6.3.1	[***]

6.3.2	[***]

6.4	Insurances

6.4.1	Insurance Relating to Ground Training

[***]

6.4.2	Insurance Relating to Aircraft Training

[***]

6.5	Notice of Claims

[***]

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APPENDIX 3

SCHEDULE 1

TECHNICAL DATA AND AVAILABILITY

1	LIST OF TECHNICAL DATA

The exhaustive list of Technical Data provided to the Buyer hereunder is available for the aircraft type delivered under this Agreement via AirbusWorld in the relevant section of the CSC, under respectively:

[***]

2	SCHEDULE OF ACCESS TO TECHNICAL DATA

[***]

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APPENDIX 3

SCHEDULE 2

TRAINING ALLOWANCES

All Training Allowances indicated in this Schedule 2 are the total allowances granted for the entire fleet of [***] Aircraft, unless otherwise specified herein.

The Seller shall provide the training courses to the Buyer during the period starting [***] prior to the Scheduled Delivery Period of the Aircraft scheduled to be delivered first and ending [***] after Delivery of the Aircraft scheduled to be delivered first under this Agreement.

Notwithstanding the above, flight crew courses granted on a per Aircraft basis in this Schedule 2 shall be provided by the Seller within a period starting[***] before and ending [***] after Delivery of the corresponding Aircraft.

Any modification of the above periods shall be agreed between the Buyer and the Seller.

1	FLIGHT COURSES

1.1	Flight Crew Courses

[***]

1.2	Cabin Crew Courses

[***]

1.3	Flight Operations Courses

[***]

2	MAINTENANCE COURSES

[***]

3	TRAINEE DAYS ACCOUNTING

3.1	The minimum and maximum number of trainees per course, when relevant, is set out in the CSC.

3.2	Trainee days are counted as follows:

[***]

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